UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-03712

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 14

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	2/28/2021

Date of reporting period:	2/28/2021

Item 1 – Reports to Stockholders

PGIM GOVERNMENT INCOME FUND

ANNUAL REPORT

FEBRUARY 28, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder,

We hope you find the annual report for the PGIM Government Income Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets during the period. After many years of rising corporate profits and strong job growth, the outlook changed dramatically early in the period as the pandemic quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth several trillion dollars that offered an economic lifeline to consumers and businesses. These initiatives worked, as growth returned and markets rebounded.

Stocks tumbled early in the period amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied throughout the spring and summer as states reopened their economies, but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the economic recovery. The approval of several effective vaccines, optimistic growth forecasts, and the resolution of the US presidential election subsequently lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low during the middle of the period, but longer-term interest rates moved higher later in the period as investors began to focus on the economic recovery. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Government Income Fund

April 15, 2021

PGIM Government Income Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/28/21
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	–3.17	1.50	2.24	—
(without sales charges)	0.08	2.18	2.58	—
Class C
(with sales charges)	–1.74	1.37	1.79	—
(without sales charges)	–0.75	1.37	1.79	—
Class R
(without sales charges)	–0.30	1.88	2.30	—
Class Z
(without sales charges)	0.55	2.53	2.88	—
Class R6
(without sales charges)	0.46	N/A	N/A	2.32 (8/9/16)
Bloomberg Barclays US Government Bond Index
	–0.04	2.60	2.99	—
Bloomberg Barclays US Aggregate ex-Credit Index
	0.70	2.66	2.98	—

Average Annual Total Returns as of 2/28/21 Since Inception (%)
Class R6 (8/9/16)
Bloomberg Barclays US Government Bond Index	2.26
Bloomberg Barclays US Aggregate ex-Credit Index	2.41

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

4	Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays US Government Bond Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (February 28, 2011) and the account values at the end of the latest fiscal year (February 28, 2021) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Government Income Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

Bloomberg Barclays US Government Bond Index—The Bloomberg Barclays US Government Bond Index is an unmanaged index of securities issued or backed by the US government, its agencies, and instrumentalities with between one and 30 years remaining to maturity. It gives a broad look at how US government bonds have performed.

Bloomberg Barclays US Aggregate ex-Credit Index—The Bloomberg Barclays US Aggregate ex-Credit Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The Index covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

6	Visit our website at pgim.com/investments

Credit Quality expressed as a percentage of total investments as of 2/28/21 (%)
AAA	98.9
AA	1.2
Not Rated	0.1
Cash/Cash Equivalents	–0.2
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature used by both S&P and Fitch. These ratings agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 2/28/21
	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.16	0.51	0.41
Class C	0.09	–0.11	–0.21
Class R	0.13	0.39	0.05
Class Z	0.21	1.14	0.73
Class R6	0.21	1.16	1.03

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Government Income Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Government Income Fund’s Class Z shares returned 0.55% in the 12-month reporting period that ended February 28, 2021, outperforming the -0.04% return of the Bloomberg Barclays US Government Bond Index (the Index).

What were the market conditions?

•

The reporting period was dominated by the global outbreak of COVID-19, its economic impact, the resulting decline in risk sentiment, and the subsequent rebound in markets as investors responded to unprecedented monetary and fiscal stimulus programs. The optimism generated by the US-China trade deal at the beginning of 2020 quickly gave way to lockdowns, spiraling unemployment, and a sharp drop in US gross domestic product. Financial markets then witnessed a dramatic turn of events, perhaps best exemplified by the sharp drop in US Treasury yields.

•

The US economy decelerated rapidly and financial markets sold off sharply during the first quarter of 2020. Mortgage-backed securities (MBS) were not insulated from the volatility, with spreads widening to 132 basis points (bps) as investors reached for liquidity. (One basis point equals 0.01%.) Commercial mortgage-backed securities (CMBS) markets also widened across the capital stack, with spreads on high-quality tranches of conduit CMBS widening by 98 bps during the quarter and by as much as 250 bps in March 2020 before the Federal Reserve (the Fed) intervened to stabilize markets.

•

The Fed reacted by cutting the federal funds rate by 0.50% on March 3, 2020, and then by another 1.00% on March 15. It quickly deployed—and then moved beyond—its playbook from the global financial crisis in 2008-09 by cutting the federal funds rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Reintroducing the Term Asset-Backed Securities Loan Facility, the Fed sought to further support credit flow and market liquidity by expanding the program to include non-agency CMBS and collateralized loan obligations (CLOs), in addition to a wide swath of consumer and commercial asset-backed securities, as eligible collateral. For its part, Congress approved $2.5 trillion in spending and tax breaks to provide help for the unemployed, cash to many households, and resources for small businesses.

•

Following a difficult first quarter, spread markets rebounded sharply through the remainder of the period amid the Fed’s unprecedented monetary policy responses, further fiscal stimulus, the initial rollout of COVID-19 vaccines, and an ongoing economic recovery. Spreads on agency MBS and agency CMBS ended the period below pre-pandemic levels.

•	The US Treasury yield curve steepened over the period, with the 10-year/2-year Treasury spread rising from 0.27% to 1.30% during the period. (A yield curve is a line

8	Visit our website at pgim.com/investments

graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) The US 10-year Treasury yield dropped to its 2020 low in early August as COVID-19 cases flared up across the country, with the yield dropping to 50 bps and the curve flattening amid uncertainty over the economic re-opening. US Treasury yields then rose and steepened as the market priced in both the Biden administration’s proposed $1.9 trillion fiscal stimulus package and also signs of accelerating economic momentum. The yield on the US 10-year Treasury note rose sharply during the last two months of the period to end it at 1.42%. In addition, the 5-year inflation break-even rate rose 48 bps in January and February 2021 to end the period at 2.43%, its highest level since 2008.

What worked?

•	Overall security selection was the largest contributor to the Fund’s performance during the period, highlighted by positioning in CMBS, US Treasuries, CLOs, MBS, and agencies.

•	While overall sector allocation detracted from performance, an overweight to CLOs relative to the Index was a strong contributor.

What didn’t work?

•

The duration of the Fund was actively managed and was between 0.48 years short and 0.66 years long for the period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) Duration positioning detracted from the Fund’s performance during the period. The Fund ended the period 0.25 years long duration.

•

The Fund maintained a yield curve flattener position, which also detracted from performance over the period. (A yield curve flattener is an interest rate environment in which long-term rates are decreasing more quickly than short-term rates.)

•	Sector allocation hurt performance, with overweights to CMBS and agencies relative to the Index both detracting from returns.

Did the Fund use derivatives?

The Fund held futures contracts on US Treasuries, interest rate swaps, and options to help manage its duration and yield curve exposure, which reduced its sensitivity to changes in the level of interest rates. The use of futures and interest rate swaps added to performance, while the use of options had a modestly negative impact on performance.

Current outlook

•	Current US 10-year Treasury rates price in a recovery scenario that appears highly optimistic while potentially overlooking secular factors, such as the effects of rising debt

PGIM Government Income Fund	9

Strategy and Performance Overview (continued)

levels on growth rates and deteriorating demographics, that drove rates lower over the past several decades. The COVID-19 pandemic may make the effects from these factors even more pronounced in the years ahead. Therefore, PGIM Fixed Income remains constructive on duration.

•

As 2021 commenced, US MBS market valuations were firm relative to US Treasuries but remained wider than prior periods of balance sheet expansion by the Fed. The Fed is the market’s largest buyer and appears set to maintain its activity, which is PGIM Fixed Income’s base case through the second half of the year, given the Fed’s pledge to increase its MBS holdings by at least $40 billion per month until the economy reaches maximum employment and price stability goals. As of the end of the period, net US Fed agency MBS purchases totaled $1.7 trillion. Away from the Fed, MBS demand may persist on the potential for increased activity from yield-sensitive buyers, in PGIM Fixed Income’s view, particularly in a scenario where rates move slightly higher.

•

CMBS conduit AAA spreads are below pre-COVID-19 levels and held up well during the rate sell-off in February 2021 due to limited supply in both the secondary and new-issue markets. With the refinance market beginning to open for commercial real estate (CRE) outside of hotel and retail properties, PGIM Fixed Income believes conduit supply could slightly increase in the second quarter of 2021. PGIM Fixed Income continues to favor well-enhanced CMBS tranches and is wary of chasing conduit mezzanine tranches given structural leverage and CRE uncertainty, with risks in hotels and class-B and class-C malls of particular concern.

•

PGIM Fixed Income continues to find both AAA and AA CLOs attractive at current spread levels and believes single A-rated tranches, at times, may also offer good value as a surrogate for loans themselves. Down the stack, PGIM Fixed Income remains wary of the value in BBB- and lower-rated tranches as the market does not appear to be pricing in the potential for greater losses in the underlying collateral given the overwhelming demand for yield.

10	Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2021. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Government Income Fund	11

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Government Income Fund		Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$981.10	1.00%	$4.91
	Hypothetical	$1,000.00	$1,019.84	1.00%	$5.01
Class C	Actual	$1,000.00	$976.70	1.73%	$8.48
	Hypothetical	$1,000.00	$1,016.22	1.73%	$8.65
Class R	Actual	$1,000.00	$978.90	1.26%	$6.18
	Hypothetical	$1,000.00	$1,018.55	1.26%	$6.31
Class Z	Actual	$1,000.00	$983.60	0.48%	$2.36
	Hypothetical	$1,000.00	$1,022.41	0.48%	$2.41
Class R6	Actual	$1,000.00	$983.60	0.47%	$2.31
	Hypothetical	$1,000.00	$1,022.46	0.47%	$2.36

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2021, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12	Visit our website at pgim.com/investments

Schedule of Investments

as of February 28, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 100.4%

ASSET-BACKED SECURITIES 7.5%

Collateralized Loan Obligations
AGL Core CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)	1.614%(c)	04/20/32	2,000	$2,004,453
Series 2020-04A, Class A, 144A, 3 Month LIBOR + 2.210% (Cap N/A, Floor 2.210%)	2.434(c)	04/20/28	6,000	5,994,709
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2014-01A, Class AR2, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)	1.483(c)	07/16/29	3,450	3,446,202
Battalion CLO Ltd. (Cayman Islands),
Series 2018-12A, Class A2R, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	1.672(c)	05/17/31	4,500	4,494,197
Series 2020-15A, Class A1, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)	1.573(c)	01/17/33	2,250	2,244,705
Canyon CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A, 144A, 3 Month LIBOR + 1.920% (Cap N/A, Floor 1.920%)	2.161(c)	07/15/28	3,538	3,538,347
ICG US CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1A, 144A, 3 Month LIBOR + 1.380% (Cap N/A, Floor 1.380%)	1.595(c)	10/26/32	4,000	4,011,601
KKR CLO Ltd. (Cayman Islands),
Series 30A, Class A1, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)	1.736(c)	10/17/31	4,000	3,997,182
Octagon Investment Partners 45 Ltd. (Cayman Islands),
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)	1.571(c)	10/15/32	6,000	5,998,383
Race Point CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1AR, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)	1.451(c)	10/15/30	1,989	1,988,107
Trimaran Cavu Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.460% (Cap N/A, Floor 1.460%)	1.684(c)	07/20/32	4,000	3,998,368
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-05A, Class ARR, 144A	0.000(cc)	10/25/28	2,850	2,846,885
Wellfleet CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR3, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)	1.504(c)	07/20/29	1,968	1,968,183

See Notes to Financial Statements.

PGIM Government Income Fund    13

Schedule of Investments  (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

York CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A1, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)	1.669%(c)	04/20/32	1,500	$1,499,227

TOTAL ASSET-BACKED SECURITIES
(cost $46,588,257)				48,030,549

COMMERCIAL MORTGAGE-BACKED SECURITIES 11.8%
BANK,
Series 2017-BNK05, Class A3	3.020	06/15/60	3,600	3,792,135
Barclays Commercial Mortgage Trust,
Series 2019-C04, Class A4	2.661	08/15/52	6,000	6,310,091
Fannie Mae-Aces,
Series 2012-M02, Class A2	2.717	02/25/22	92	93,252
Series 2018-M14, Class A1	3.578(cc)	08/25/28	1,480	1,641,400
FHLMC Multifamily Structured Pass-Through Certificates,
Series K0019, Class X1, IO	1.585(cc)	03/25/22	21,829	224,387
Series K0020, Class X1, IO	1.341(cc)	05/25/22	12,788	167,009
Series K0021, Class X1, IO	1.401(cc)	06/25/22	14,268	180,742
Series K0025, Class X1, IO	0.796(cc)	10/25/22	36,179	370,689
Series K0060, Class AM	3.300(cc)	10/25/26	3,860	4,322,540
Series K0064, Class AM	3.327(cc)	03/25/27	2,100	2,348,647
Series K0068, Class AM	3.315	08/25/27	3,200	3,588,428
Series K0076, Class AM	3.900	04/25/28	750	865,921
Series K0077, Class AM	3.850(cc)	05/25/28	310	361,626
Series K0078, Class AM	3.920	06/25/28	925	1,080,219
Series K0079, Class AM	3.930	06/25/28	1,225	1,426,492
Series K0080, Class AM	3.986(cc)	07/25/28	3,300	3,868,996
Series K0081, Class AM	3.900(cc)	08/25/28	2,600	3,049,235
Series K0083, Class AM	4.030(cc)	10/25/28	450	529,224
Series K0084, Class AM	3.880(cc)	10/25/28	2,200	2,569,351
Series K0085, Class AM	4.060(cc)	10/25/28	1,100	1,294,828
Series K0086, Class A2	3.859(cc)	11/25/28	2,500	2,928,529
Series K0086, Class AM	3.919(cc)	12/25/28	350	410,163
Series K0087, Class AM	3.832(cc)	12/25/28	400	464,778
Series K0088, Class AM	3.761(cc)	01/25/29	880	1,024,223
Series K0090, Class AM	3.492(cc)	03/25/29	1,450	1,653,453
Series K0091, Class AM	3.566	03/25/29	1,650	1,898,593
Series K0151, Class A3	3.511	04/25/30	900	1,030,068
Series K0152, Class A2	3.080	01/25/31	375	417,191
Series K0157, Class A2	3.990(cc)	05/25/33	2,900	3,483,944

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Multifamily Structured Pass-Through Certificates, (cont’d.)
Series K0157, Class A3	3.990%(cc)	08/25/33	755	$907,003
Series K0158, Class A2	3.900(cc)	12/25/30	1,275	1,500,019
Series K1513, Class A3	2.797	08/25/34	6,500	7,101,573
Series K1514, Class A2	2.859	10/25/34	5,217	5,733,858
Series KC03, Class A2	3.499	01/25/26	1,100	1,185,825
Series W5FX, Class AFX	3.336(cc)	04/25/28	1,970	2,137,371
JPMBB Commercial Mortgage Securities Trust,
Series 2016-C01, Class A3	3.515	03/15/49	2,500	2,593,052
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C09, Class A3	2.834	05/15/46	772	802,522
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC22, Class A3	3.572	09/15/58	2,067	2,269,435

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $69,667,787)				75,626,812

CORPORATE BONDS 0.6%

Diversified Financial Services

Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes, Series BB	4.300	12/15/21	1,210	1,246,556
U.S. Gov’t. Gtd. Notes, Series KK	3.550	01/15/24	2,085	2,263,862

TOTAL CORPORATE BONDS
(cost $3,376,078)				3,510,418

RESIDENTIAL MORTGAGE-BACKED SECURITIES 0.0%
Merrill Lynch Mortgage Investors Trust,
Series 2003-E, Class A1, 1 Month LIBOR + 0.620% (Cap 11.750%, Floor 0.620%) 0.738(c)		10/25/28	32	32,614
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3	2.549(cc)	02/25/34	139	140,364

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $171,197)				172,978

U.S. GOVERNMENT AGENCY OBLIGATIONS 42.8%
Fannie Mae Principal Strips, MTN	2.001(s)	10/08/27	270	249,660
Federal Home Loan Bank	3.250	11/16/28	1,800	2,061,667
Federal Home Loan Mortgage Corp.	2.000	01/01/32	325	337,563
Federal Home Loan Mortgage Corp.	2.500	05/01/23	74	77,467
Federal Home Loan Mortgage Corp.	2.500	12/01/23	118	122,927
Federal Home Loan Mortgage Corp.	2.500	02/01/28	1,317	1,388,870
Federal Home Loan Mortgage Corp.	2.500	05/01/28	918	959,788

See Notes to Financial Statements.

PGIM Government Income Fund    15

Schedule of Investments  (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	2.500%	05/01/28	1,127	$1,179,047
Federal Home Loan Mortgage Corp.	2.500	03/01/30	734	777,615
Federal Home Loan Mortgage Corp.	2.500	09/01/31	466	487,875
Federal Home Loan Mortgage Corp.	2.500	10/01/32	547	578,598
Federal Home Loan Mortgage Corp.	2.500	11/01/46	1,619	1,685,769
Federal Home Loan Mortgage Corp.	3.000	10/01/28	127	135,393
Federal Home Loan Mortgage Corp.	3.000	06/01/29	385	411,231
Federal Home Loan Mortgage Corp.	3.000	12/01/30	469	501,485
Federal Home Loan Mortgage Corp.	3.000	01/01/37	843	891,064
Federal Home Loan Mortgage Corp.	3.000	04/01/43	1,137	1,223,296
Federal Home Loan Mortgage Corp.	3.000	07/01/43	1,293	1,381,403
Federal Home Loan Mortgage Corp.	3.000	10/01/46	544	572,778
Federal Home Loan Mortgage Corp.	3.000	11/01/46	507	534,719
Federal Home Loan Mortgage Corp.	3.000	12/01/46	478	507,798
Federal Home Loan Mortgage Corp.	3.000	01/01/47	1,045	1,109,103
Federal Home Loan Mortgage Corp.	3.000	03/01/47	354	372,892
Federal Home Loan Mortgage Corp.	3.000	07/01/49	4,000	4,189,889
Federal Home Loan Mortgage Corp.	3.000	08/01/49	83	87,102
Federal Home Loan Mortgage Corp.	3.000	11/01/49	1,565	1,636,660
Federal Home Loan Mortgage Corp.	3.000	06/01/50	1,210	1,266,837
Federal Home Loan Mortgage Corp.	3.500	11/01/28	799	867,456
Federal Home Loan Mortgage Corp.	3.500	11/01/37	383	409,300
Federal Home Loan Mortgage Corp.	3.500	06/01/42	937	1,016,950
Federal Home Loan Mortgage Corp.	3.500	06/01/43	666	722,719
Federal Home Loan Mortgage Corp.	3.500	07/01/43	1,850	2,012,643
Federal Home Loan Mortgage Corp.	3.500	07/01/47	2,851	3,046,662
Federal Home Loan Mortgage Corp.	3.500	08/01/47	2,179	2,321,671
Federal Home Loan Mortgage Corp.	3.500	10/01/47	191	203,825
Federal Home Loan Mortgage Corp.	4.000	06/01/26	57	60,312
Federal Home Loan Mortgage Corp.	4.000	09/01/26	167	178,516
Federal Home Loan Mortgage Corp.	4.000	11/01/39	733	813,376
Federal Home Loan Mortgage Corp.	4.000	09/01/40	431	473,994
Federal Home Loan Mortgage Corp.	4.000	12/01/40	265	293,611
Federal Home Loan Mortgage Corp.	4.000	12/01/40	359	395,030
Federal Home Loan Mortgage Corp.	4.000	04/01/42	630	698,524
Federal Home Loan Mortgage Corp.	4.000	04/01/42	758	836,326
Federal Home Loan Mortgage Corp.	4.000	05/01/46	1,001	1,090,686
Federal Home Loan Mortgage Corp.	4.000	08/01/46	271	296,998
Federal Home Loan Mortgage Corp.	4.000	12/01/46	234	254,281
Federal Home Loan Mortgage Corp.	4.000	07/01/47	572	618,432
Federal Home Loan Mortgage Corp.	4.000	08/01/47	218	235,521
Federal Home Loan Mortgage Corp.	4.000	08/01/47	597	645,112
Federal Home Loan Mortgage Corp.	4.000	06/01/48	151	161,763
Federal Home Loan Mortgage Corp.	4.000	11/01/48	299	320,509
Federal Home Loan Mortgage Corp.	4.500	09/01/39	992	1,114,896

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	4.500%	07/01/47	200	$218,606
Federal Home Loan Mortgage Corp.	4.500	07/01/47	220	240,994
Federal Home Loan Mortgage Corp.	4.500	08/01/47	695	763,005
Federal Home Loan Mortgage Corp.	5.000	06/01/33	556	638,987
Federal Home Loan Mortgage Corp.	5.000	03/01/34	60	69,391
Federal Home Loan Mortgage Corp.	5.000	05/01/34	48	56,403
Federal Home Loan Mortgage Corp.	5.000	05/01/34	575	665,778
Federal Home Loan Mortgage Corp.	5.000	02/01/48	237	264,917
Federal Home Loan Mortgage Corp.	5.500	05/01/37	75	87,925
Federal Home Loan Mortgage Corp.	5.500	01/01/38	65	76,530
Federal Home Loan Mortgage Corp.	6.000	12/01/33	35	41,065
Federal Home Loan Mortgage Corp.	6.000	09/01/34	133	150,075
Federal Home Loan Mortgage Corp.	6.250	07/15/32	40	59,401
Federal Home Loan Mortgage Corp.	6.500	09/01/32	37	41,837
Federal Home Loan Mortgage Corp.	6.500	09/01/32	76	85,340
Federal Home Loan Mortgage Corp.	7.000	09/01/32	28	28,838
Federal Home Loan Mortgage Corp.	8.000	08/01/22	1	1,054
Federal Home Loan Mortgage Corp., MTN	1.899(s)	11/15/38	2,500	1,697,314
Federal National Mortgage Assoc.	0.875	08/05/30	970	916,784
Federal National Mortgage Assoc.	1.500	TBA	5,000	4,912,305
Federal National Mortgage Assoc.	2.000	08/01/31	405	420,012
Federal National Mortgage Assoc.	2.000	06/01/40	989	1,005,834
Federal National Mortgage Assoc.	2.000	02/01/41	6,920	7,097,409
Federal National Mortgage Assoc.	2.000	10/01/50	7,514	7,595,243
Federal National Mortgage Assoc.	2.000	01/01/51	1,500	1,516,970
Federal National Mortgage Assoc.	2.500	TBA(tt)	1,900	1,969,766
Federal National Mortgage Assoc.	2.500	TBA	10,500	10,863,193
Federal National Mortgage Assoc.	2.500	06/01/28	422	442,142
Federal National Mortgage Assoc.	2.500	08/01/28	436	456,477
Federal National Mortgage Assoc.	2.500	11/01/28	965	1,009,029
Federal National Mortgage Assoc.	2.500	08/01/29	91	95,299
Federal National Mortgage Assoc.	2.500	08/01/31	438	458,511
Federal National Mortgage Assoc.	2.500	11/01/31	277	293,315
Federal National Mortgage Assoc.	2.500	02/01/43	210	219,985
Federal National Mortgage Assoc.	2.500	12/01/46	957	996,924
Federal National Mortgage Assoc.	2.500	03/01/50	374	388,415
Federal National Mortgage Assoc.	2.500	05/01/50	1,561	1,619,782
Federal National Mortgage Assoc.	2.500	06/01/50	921	955,871
Federal National Mortgage Assoc.	2.500	08/01/50	623	646,262
Federal National Mortgage Assoc.	2.500	09/01/50	6,675	6,927,664
Federal National Mortgage Assoc.	2.500	10/01/50	6,274	6,510,639
Federal National Mortgage Assoc.	3.000	01/01/27	345	366,567
Federal National Mortgage Assoc.	3.000	08/01/28	724	765,915
Federal National Mortgage Assoc.	3.000	02/01/31	672	710,474
Federal National Mortgage Assoc.	3.000	11/01/36	323	337,885

See Notes to Financial Statements.

PGIM Government Income Fund    17

Schedule of Investments  (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	3.000%	12/01/42	1,089	$1,162,990
Federal National Mortgage Assoc.	3.000	02/01/43	521	556,239
Federal National Mortgage Assoc.	3.000	03/01/43	351	380,803
Federal National Mortgage Assoc.	3.000	04/01/43	530	571,069
Federal National Mortgage Assoc.	3.000	06/01/43	257	273,358
Federal National Mortgage Assoc.	3.000	06/01/43	528	560,782
Federal National Mortgage Assoc.	3.000	07/01/43	1,690	1,805,218
Federal National Mortgage Assoc.	3.000	09/01/46	1,660	1,748,471
Federal National Mortgage Assoc.	3.000	11/01/46	1,785	1,880,396
Federal National Mortgage Assoc.	3.000	11/01/46	1,927	2,045,357
Federal National Mortgage Assoc.	3.000	01/01/47	230	242,836
Federal National Mortgage Assoc.	3.000	04/01/47	3,844	4,053,562
Federal National Mortgage Assoc.	3.000	12/01/49	678	716,130
Federal National Mortgage Assoc.	3.000	12/01/49	1,441	1,507,490
Federal National Mortgage Assoc.	3.000	01/01/50	28	29,164
Federal National Mortgage Assoc.	3.000	01/01/50	83	86,870
Federal National Mortgage Assoc.	3.000	06/01/50	581	609,174
Federal National Mortgage Assoc.	3.000	06/01/50	1,769	1,853,623
Federal National Mortgage Assoc.	3.500	12/01/30	65	70,371
Federal National Mortgage Assoc.	3.500	11/01/32	2,193	2,361,230
Federal National Mortgage Assoc.	3.500	02/01/33	118	126,504
Federal National Mortgage Assoc.	3.500	05/01/33	222	237,447
Federal National Mortgage Assoc.	3.500	10/01/41	1,349	1,463,938
Federal National Mortgage Assoc.	3.500	12/01/41	400	434,025
Federal National Mortgage Assoc.	3.500	03/01/42	413	448,763
Federal National Mortgage Assoc.	3.500	05/01/42	1,892	2,053,546
Federal National Mortgage Assoc.	3.500	07/01/42	663	718,940
Federal National Mortgage Assoc.	3.500	12/01/42	1,240	1,352,714
Federal National Mortgage Assoc.	3.500	03/01/43	527	574,949
Federal National Mortgage Assoc.	3.500	06/01/45	3,046	3,282,510
Federal National Mortgage Assoc.	3.500	01/01/46	870	933,077
Federal National Mortgage Assoc.	3.500	12/01/46	1,478	1,584,146
Federal National Mortgage Assoc.	3.500	11/01/47	3,546	3,772,533
Federal National Mortgage Assoc.	3.500	01/01/48	1,291	1,368,990
Federal National Mortgage Assoc.	3.500	03/01/48	3,361	3,578,308
Federal National Mortgage Assoc.	3.500	04/01/48	2,730	2,898,198
Federal National Mortgage Assoc.	3.500	11/01/48	1,924	2,042,312
Federal National Mortgage Assoc.	4.000	09/01/40	711	784,859
Federal National Mortgage Assoc.	4.000	01/01/41	931	1,023,305
Federal National Mortgage Assoc.	4.000	09/01/44	660	725,080
Federal National Mortgage Assoc.	4.000	06/01/47	2,535	2,747,665
Federal National Mortgage Assoc.	4.000	06/01/47	2,892	3,129,943
Federal National Mortgage Assoc.	4.000	08/01/47	619	670,483
Federal National Mortgage Assoc.	4.000	09/01/47	3,508	3,796,836
Federal National Mortgage Assoc.	4.000	10/01/47	197	212,484

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	4.000%	10/01/47	1,755		$1,895,680
Federal National Mortgage Assoc.	4.000	11/01/47	2,080		2,247,919
Federal National Mortgage Assoc.	4.000	12/01/47	437		472,382
Federal National Mortgage Assoc.	4.000	06/01/48	220		237,246
Federal National Mortgage Assoc.	4.500	04/01/41	757		845,940
Federal National Mortgage Assoc.	4.500	05/01/41	493		554,995
Federal National Mortgage Assoc.	4.500	01/01/45	201		225,978
Federal National Mortgage Assoc.	4.500	12/01/47	1,646		1,795,511
Federal National Mortgage Assoc.	4.500	06/01/48	430		467,955
Federal National Mortgage Assoc.	4.500	10/01/48	1,803		1,964,203
Federal National Mortgage Assoc.	5.000	12/01/31	60		66,732
Federal National Mortgage Assoc.	5.000	03/01/34	261		301,422
Federal National Mortgage Assoc.	5.000	07/01/35	102		118,707
Federal National Mortgage Assoc.	5.000	09/01/35	62		72,325
Federal National Mortgage Assoc.	5.000	11/01/35	70		81,427
Federal National Mortgage Assoc.	5.000	05/01/36	40		46,402
Federal National Mortgage Assoc.	5.500	02/01/34	286		333,444
Federal National Mortgage Assoc.	5.500	09/01/34	504		588,959
Federal National Mortgage Assoc.	5.500	02/01/35	387		445,860
Federal National Mortgage Assoc.	5.500	06/01/35	56		62,137
Federal National Mortgage Assoc.	5.500	06/01/35	158		178,255
Federal National Mortgage Assoc.	5.500	09/01/35	94		105,162
Federal National Mortgage Assoc.	5.500	09/01/35	237		268,393
Federal National Mortgage Assoc.	5.500	10/01/35	268		309,822
Federal National Mortgage Assoc.	5.500	11/01/35	254		287,422
Federal National Mortgage Assoc.	5.500	11/01/35	556		647,811
Federal National Mortgage Assoc.	5.500	11/01/36	7		7,711
Federal National Mortgage Assoc.	6.000	08/01/21	1		1,213
Federal National Mortgage Assoc.	6.000	09/01/21	1		1,330
Federal National Mortgage Assoc.	6.000	07/01/22	—(r	)	416
Federal National Mortgage Assoc.	6.000	09/01/33	1		569
Federal National Mortgage Assoc.	6.000	11/01/33	—(r	)	460
Federal National Mortgage Assoc.	6.000	02/01/34	—(r	)	281
Federal National Mortgage Assoc.	6.000	06/01/34	—(r	)	141
Federal National Mortgage Assoc.	6.000	09/01/34	—(r	)	218
Federal National Mortgage Assoc.	6.000	09/01/34	15		17,539
Federal National Mortgage Assoc.	6.000	09/01/34	20		22,997
Federal National Mortgage Assoc.	6.000	11/01/34	4		4,279
Federal National Mortgage Assoc.	6.000	11/01/34	27		31,488
Federal National Mortgage Assoc.	6.000	02/01/35	—(r	)	516
Federal National Mortgage Assoc.	6.000	03/01/35	11		12,382
Federal National Mortgage Assoc.	6.000	04/01/35	1		668
Federal National Mortgage Assoc.	6.000	12/01/35	60		67,813
Federal National Mortgage Assoc.	6.000	01/01/36	160		180,931
Federal National Mortgage Assoc.	6.000	05/01/36	71		84,777

See Notes to Financial Statements.

PGIM Government Income Fund    19

Schedule of Investments  (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	6.000%	05/01/36	377	$452,770
Federal National Mortgage Assoc.	6.250	05/15/29	100	137,839
Federal National Mortgage Assoc.	6.500	07/01/32	399	468,258
Federal National Mortgage Assoc.	6.500	08/01/32	190	217,464
Federal National Mortgage Assoc.	6.500	09/01/32	75	86,347
Federal National Mortgage Assoc.	6.500	10/01/32	77	88,597
Federal National Mortgage Assoc.	6.500	10/01/32	472	560,996
Federal National Mortgage Assoc.	6.500	10/01/37	268	320,210
Federal National Mortgage Assoc.	6.625	11/15/30	580	847,143
Federal National Mortgage Assoc.	7.000	05/01/24	6	5,966
Federal National Mortgage Assoc.	7.000	05/01/24	9	9,312
Federal National Mortgage Assoc.	7.000	05/01/24	11	11,017
Federal National Mortgage Assoc.	7.000	05/01/24	41	44,020
Federal National Mortgage Assoc.	7.000	12/01/31	238	277,359
Federal National Mortgage Assoc.	7.000	09/01/33	61	63,499
Federal National Mortgage Assoc.	7.000	11/01/33	64	66,146
Federal National Mortgage Assoc.	9.000	04/01/25	2	2,119
Federal National Mortgage Assoc.	9.500	01/01/25	1	628
Federal National Mortgage Assoc.	9.500	01/01/25	2	1,613
Federal National Mortgage Assoc.	9.500	01/01/25	5	5,181
Federal National Mortgage Assoc.	9.500	02/01/25	1	909
Government National Mortgage Assoc.	2.000	TBA	7,000	7,104,727
Government National Mortgage Assoc.	2.500	TBA	8,500	8,806,797
Government National Mortgage Assoc.	2.500	12/20/46	328	342,509
Government National Mortgage Assoc.	3.000	03/15/45	1,168	1,226,151
Government National Mortgage Assoc.	3.000	07/20/45	2,589	2,741,587
Government National Mortgage Assoc.	3.000	07/20/46	1,347	1,412,817
Government National Mortgage Assoc.	3.000	08/20/46	2,506	2,652,223
Government National Mortgage Assoc.	3.000	10/20/46	201	212,404
Government National Mortgage Assoc.	3.000	02/20/47	3,481	3,681,236
Government National Mortgage Assoc.	3.000	05/20/47	669	708,705
Government National Mortgage Assoc.	3.000	12/20/47	260	273,194
Government National Mortgage Assoc.	3.000	04/20/49	1,061	1,107,020
Government National Mortgage Assoc.	3.000	12/20/49	639	665,298
Government National Mortgage Assoc.	3.000	01/20/50	4,925	5,137,413
Government National Mortgage Assoc.	3.500	04/20/42	232	252,462
Government National Mortgage Assoc.	3.500	01/20/43	1,389	1,513,614
Government National Mortgage Assoc.	3.500	04/20/43	628	684,358
Government National Mortgage Assoc.	3.500	03/20/45	985	1,059,028
Government National Mortgage Assoc.	3.500	04/20/45	541	581,786
Government National Mortgage Assoc.	3.500	07/20/46	2,110	2,259,955
Government National Mortgage Assoc.	3.500	01/20/47	447	477,634
Government National Mortgage Assoc.	3.500	03/20/47	204	218,038
Government National Mortgage Assoc.	3.500	07/20/47	1,279	1,367,023
Government National Mortgage Assoc.	3.500	02/20/48	2,888	3,095,142

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	3.500%	11/20/48	746		$791,639
Government National Mortgage Assoc.	3.500	01/20/49	645		689,374
Government National Mortgage Assoc.	3.500	02/20/49	4,187		4,458,368
Government National Mortgage Assoc.	3.500	05/20/49	1,243		1,317,151
Government National Mortgage Assoc.	3.500	06/20/49	2,845		3,015,613
Government National Mortgage Assoc.	4.000	02/20/41	306		339,521
Government National Mortgage Assoc.	4.000	06/20/44	642		707,596
Government National Mortgage Assoc.	4.000	08/20/44	196		216,957
Government National Mortgage Assoc.	4.000	11/20/45	419		461,914
Government National Mortgage Assoc.	4.000	11/20/46	396		434,245
Government National Mortgage Assoc.	4.000	02/20/47	390		423,670
Government National Mortgage Assoc.	4.000	10/20/47	441		479,842
Government National Mortgage Assoc.	4.000	12/20/47	315		341,059
Government National Mortgage Assoc.	4.000	07/20/48	1,007		1,086,949
Government National Mortgage Assoc.	4.000	02/20/49	1,279		1,376,277
Government National Mortgage Assoc.	4.000	03/20/49	2,063		2,216,986
Government National Mortgage Assoc.	4.500	02/20/40	186		209,336
Government National Mortgage Assoc.	4.500	01/20/41	112		127,452
Government National Mortgage Assoc.	4.500	02/20/41	543		619,670
Government National Mortgage Assoc.	4.500	03/20/41	275		309,106
Government National Mortgage Assoc.	4.500	06/20/44	403		453,839
Government National Mortgage Assoc.	4.500	02/20/46	39		43,312
Government National Mortgage Assoc.	4.500	03/20/46	195		218,132
Government National Mortgage Assoc.	4.500	03/20/47	1,070		1,178,259
Government National Mortgage Assoc.	4.500	08/20/47	197		215,421
Government National Mortgage Assoc.	4.500	01/20/48	162		177,322
Government National Mortgage Assoc.	4.500	02/20/48	1,076		1,164,204
Government National Mortgage Assoc.	5.000	07/15/33	351		412,529
Government National Mortgage Assoc.	5.000	09/15/33	497		578,446
Government National Mortgage Assoc.	5.000	04/15/34	15		17,378
Government National Mortgage Assoc.	5.500	02/15/34	189		210,596
Government National Mortgage Assoc.	5.500	02/15/36	94		109,033
Government National Mortgage Assoc.	7.000	12/15/22	—(r	)	139
Government National Mortgage Assoc.	7.000	12/15/22	—(r	)	316
Government National Mortgage Assoc.	7.000	01/15/23	—(r	)	201
Government National Mortgage Assoc.	7.000	01/15/23	—(r	)	304
Government National Mortgage Assoc.	7.000	01/15/23	—(r	)	406
Government National Mortgage Assoc.	7.000	01/15/23	1		847
Government National Mortgage Assoc.	7.000	01/15/23	1		1,451
Government National Mortgage Assoc.	7.000	03/15/23	1		807
Government National Mortgage Assoc.	7.000	03/15/23	1		1,350
Government National Mortgage Assoc.	7.000	04/15/23	—(r	)	501
Government National Mortgage Assoc.	7.000	04/15/23	1		1,454
Government National Mortgage Assoc.	7.000	05/15/23	—(r	)	55
Government National Mortgage Assoc.	7.000	05/15/23	—(r	)	97

See Notes to Financial Statements.

PGIM Government Income Fund    21

Schedule of Investments  (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.000%	05/15/23	—(r	)	$218
Government National Mortgage Assoc.	7.000	05/15/23	—(r	)	280
Government National Mortgage Assoc.	7.000	05/15/23	—(r	)	331
Government National Mortgage Assoc.	7.000	05/15/23	—(r	)	377
Government National Mortgage Assoc.	7.000	05/15/23	1		605
Government National Mortgage Assoc.	7.000	05/15/23	3		2,847
Government National Mortgage Assoc.	7.000	05/15/23	3		3,099
Government National Mortgage Assoc.	7.000	05/15/23	4		4,192
Government National Mortgage Assoc.	7.000	06/15/23	—(r	)	66
Government National Mortgage Assoc.	7.000	06/15/23	—(r	)	275
Government National Mortgage Assoc.	7.000	06/15/23	1		555
Government National Mortgage Assoc.	7.000	06/15/23	1		793
Government National Mortgage Assoc.	7.000	06/15/23	1		829
Government National Mortgage Assoc.	7.000	06/15/23	2		1,869
Government National Mortgage Assoc.	7.000	07/15/23	—(r	)	79
Government National Mortgage Assoc.	7.000	07/15/23	—(r	)	95
Government National Mortgage Assoc.	7.000	07/15/23	—(r	)	136
Government National Mortgage Assoc.	7.000	07/15/23	—(r	)	152
Government National Mortgage Assoc.	7.000	07/15/23	—(r	)	236
Government National Mortgage Assoc.	7.000	07/15/23	—(r	)	395
Government National Mortgage Assoc.	7.000	07/15/23	—(r	)	474
Government National Mortgage Assoc.	7.000	07/15/23	—(r	)	495
Government National Mortgage Assoc.	7.000	07/15/23	1		654
Government National Mortgage Assoc.	7.000	07/15/23	2		1,795
Government National Mortgage Assoc.	7.000	07/15/23	8		8,371
Government National Mortgage Assoc.	7.000	08/15/23	—(r	)	123
Government National Mortgage Assoc.	7.000	08/15/23	—(r	)	240
Government National Mortgage Assoc.	7.000	08/15/23	—(r	)	249
Government National Mortgage Assoc.	7.000	08/15/23	1		509
Government National Mortgage Assoc.	7.000	08/15/23	1		772
Government National Mortgage Assoc.	7.000	08/15/23	1		799
Government National Mortgage Assoc.	7.000	08/15/23	1		884
Government National Mortgage Assoc.	7.000	08/15/23	1		1,072
Government National Mortgage Assoc.	7.000	08/15/23	1		1,218
Government National Mortgage Assoc.	7.000	08/15/23	1		1,253
Government National Mortgage Assoc.	7.000	08/15/23	1		1,304
Government National Mortgage Assoc.	7.000	08/15/23	2		1,574
Government National Mortgage Assoc.	7.000	08/15/23	3		2,735
Government National Mortgage Assoc.	7.000	08/15/23	3		2,859
Government National Mortgage Assoc.	7.000	09/15/23	—(r	)	216
Government National Mortgage Assoc.	7.000	09/15/23	—(r	)	337
Government National Mortgage Assoc.	7.000	09/15/23	—(r	)	512
Government National Mortgage Assoc.	7.000	09/15/23	1		514
Government National Mortgage Assoc.	7.000	09/15/23	1		545
Government National Mortgage Assoc.	7.000	09/15/23	3		3,515

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.000%	09/15/23	13		$13,481
Government National Mortgage Assoc.	7.000	10/15/23	—(r	)	81
Government National Mortgage Assoc.	7.000	10/15/23	—(r	)	124
Government National Mortgage Assoc.	7.000	10/15/23	—(r	)	181
Government National Mortgage Assoc.	7.000	10/15/23	—(r	)	297
Government National Mortgage Assoc.	7.000	10/15/23	—(r	)	331
Government National Mortgage Assoc.	7.000	10/15/23	—(r	)	421
Government National Mortgage Assoc.	7.000	10/15/23	1		534
Government National Mortgage Assoc.	7.000	10/15/23	1		542
Government National Mortgage Assoc.	7.000	10/15/23	1		665
Government National Mortgage Assoc.	7.000	10/15/23	1		739
Government National Mortgage Assoc.	7.000	10/15/23	1		757
Government National Mortgage Assoc.	7.000	10/15/23	1		761
Government National Mortgage Assoc.	7.000	10/15/23	1		776
Government National Mortgage Assoc.	7.000	10/15/23	1		844
Government National Mortgage Assoc.	7.000	10/15/23	1		870
Government National Mortgage Assoc.	7.000	10/15/23	1		1,123
Government National Mortgage Assoc.	7.000	10/15/23	1		1,207
Government National Mortgage Assoc.	7.000	10/15/23	1		1,268
Government National Mortgage Assoc.	7.000	10/15/23	2		1,956
Government National Mortgage Assoc.	7.000	10/15/23	3		3,506
Government National Mortgage Assoc.	7.000	10/15/23	4		3,885
Government National Mortgage Assoc.	7.000	10/15/23	6		6,473
Government National Mortgage Assoc.	7.000	10/15/23	7		7,230
Government National Mortgage Assoc.	7.000	10/15/23	12		11,615
Government National Mortgage Assoc.	7.000	10/15/23	17		18,083
Government National Mortgage Assoc.	7.000	11/15/23	—(r	)	287
Government National Mortgage Assoc.	7.000	11/15/23	—(r	)	338
Government National Mortgage Assoc.	7.000	11/15/23	—(r	)	408
Government National Mortgage Assoc.	7.000	11/15/23	1		541
Government National Mortgage Assoc.	7.000	11/15/23	1		547
Government National Mortgage Assoc.	7.000	11/15/23	1		572
Government National Mortgage Assoc.	7.000	11/15/23	1		935
Government National Mortgage Assoc.	7.000	11/15/23	1		965
Government National Mortgage Assoc.	7.000	11/15/23	1		1,214
Government National Mortgage Assoc.	7.000	11/15/23	1		1,340
Government National Mortgage Assoc.	7.000	11/15/23	2		1,650
Government National Mortgage Assoc.	7.000	11/15/23	2		1,691
Government National Mortgage Assoc.	7.000	11/15/23	2		2,203
Government National Mortgage Assoc.	7.000	11/15/23	2		2,381
Government National Mortgage Assoc.	7.000	11/15/23	3		2,889
Government National Mortgage Assoc.	7.000	11/15/23	3		3,420
Government National Mortgage Assoc.	7.000	11/15/23	7		7,099
Government National Mortgage Assoc.	7.000	12/15/23	—(r	)	170
Government National Mortgage Assoc.	7.000	12/15/23	—(r	)	187

See Notes to Financial Statements.

PGIM Government Income Fund    23

Schedule of Investments  (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.000%	12/15/23	—(r	)	$223
Government National Mortgage Assoc.	7.000	12/15/23	—(r	)	270
Government National Mortgage Assoc.	7.000	12/15/23	—(r	)	278
Government National Mortgage Assoc.	7.000	12/15/23	—(r	)	331
Government National Mortgage Assoc.	7.000	12/15/23	1		625
Government National Mortgage Assoc.	7.000	12/15/23	1		630
Government National Mortgage Assoc.	7.000	12/15/23	1		665
Government National Mortgage Assoc.	7.000	12/15/23	1		905
Government National Mortgage Assoc.	7.000	12/15/23	1		932
Government National Mortgage Assoc.	7.000	12/15/23	1		957
Government National Mortgage Assoc.	7.000	12/15/23	1		1,250
Government National Mortgage Assoc.	7.000	12/15/23	1		1,301
Government National Mortgage Assoc.	7.000	12/15/23	1		1,449
Government National Mortgage Assoc.	7.000	12/15/23	2		1,531
Government National Mortgage Assoc.	7.000	12/15/23	2		1,686
Government National Mortgage Assoc.	7.000	12/15/23	2		1,894
Government National Mortgage Assoc.	7.000	12/15/23	2		2,424
Government National Mortgage Assoc.	7.000	12/15/23	3		2,686
Government National Mortgage Assoc.	7.000	12/15/23	3		2,832
Government National Mortgage Assoc.	7.000	12/15/23	3		3,458
Government National Mortgage Assoc.	7.000	12/15/23	5		4,646
Government National Mortgage Assoc.	7.000	12/15/23	5		5,170
Government National Mortgage Assoc.	7.000	12/15/23	6		6,455
Government National Mortgage Assoc.	7.000	12/15/23	10		10,306
Government National Mortgage Assoc.	7.000	01/15/24	—(r	)	226
Government National Mortgage Assoc.	7.000	01/15/24	—(r	)	319
Government National Mortgage Assoc.	7.000	01/15/24	—(r	)	448
Government National Mortgage Assoc.	7.000	01/15/24	—(r	)	488
Government National Mortgage Assoc.	7.000	01/15/24	1		783
Government National Mortgage Assoc.	7.000	01/15/24	1		926
Government National Mortgage Assoc.	7.000	01/15/24	1		1,086
Government National Mortgage Assoc.	7.000	01/15/24	1		1,359
Government National Mortgage Assoc.	7.000	01/15/24	2		1,604
Government National Mortgage Assoc.	7.000	01/15/24	2		2,462
Government National Mortgage Assoc.	7.000	02/15/24	—(r	)	209
Government National Mortgage Assoc.	7.000	02/15/24	—(r	)	254
Government National Mortgage Assoc.	7.000	02/15/24	—(r	)	446
Government National Mortgage Assoc.	7.000	02/15/24	1		699
Government National Mortgage Assoc.	7.000	02/15/24	1		889
Government National Mortgage Assoc.	7.000	02/15/24	1		1,046
Government National Mortgage Assoc.	7.000	02/15/24	5		4,957
Government National Mortgage Assoc.	7.000	03/15/24	—(r	)	71
Government National Mortgage Assoc.	7.000	03/15/24	—(r	)	102
Government National Mortgage Assoc.	7.000	03/15/24	1		611
Government National Mortgage Assoc.	7.000	03/15/24	1		1,163

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.000%	04/15/24	—(r	)	$62
Government National Mortgage Assoc.	7.000	04/15/24	—(r	)	140
Government National Mortgage Assoc.	7.000	04/15/24	—(r	)	253
Government National Mortgage Assoc.	7.000	04/15/24	—(r	)	499
Government National Mortgage Assoc.	7.000	04/15/24	1		612
Government National Mortgage Assoc.	7.000	04/15/24	1		673
Government National Mortgage Assoc.	7.000	04/15/24	1		1,022
Government National Mortgage Assoc.	7.000	04/15/24	1		1,178
Government National Mortgage Assoc.	7.000	04/15/24	4		4,314
Government National Mortgage Assoc.	7.000	04/15/24	5		4,773
Government National Mortgage Assoc.	7.000	05/15/24	—(r	)	110
Government National Mortgage Assoc.	7.000	05/15/24	—(r	)	141
Government National Mortgage Assoc.	7.000	05/15/24	—(r	)	250
Government National Mortgage Assoc.	7.000	05/15/24	—(r	)	464
Government National Mortgage Assoc.	7.000	05/15/24	1		964
Government National Mortgage Assoc.	7.000	05/15/24	1		1,361
Government National Mortgage Assoc.	7.000	05/15/24	2		1,554
Government National Mortgage Assoc.	7.000	05/15/24	2		1,917
Government National Mortgage Assoc.	7.000	05/15/24	3		2,657
Government National Mortgage Assoc.	7.000	05/15/24	4		4,128
Government National Mortgage Assoc.	7.000	05/15/24	6		6,108
Government National Mortgage Assoc.	7.000	06/15/24	—(r	)	111
Government National Mortgage Assoc.	7.000	06/15/24	—(r	)	143
Government National Mortgage Assoc.	7.000	06/15/24	—(r	)	238
Government National Mortgage Assoc.	7.000	06/15/24	—(r	)	478
Government National Mortgage Assoc.	7.000	06/15/24	1		1,152
Government National Mortgage Assoc.	7.000	06/15/24	2		1,734
Government National Mortgage Assoc.	7.000	06/15/24	2		2,073
Government National Mortgage Assoc.	7.000	06/15/24	3		2,603
Government National Mortgage Assoc.	7.000	06/15/24	4		4,531
Government National Mortgage Assoc.	7.000	07/15/24	—(r	)	352
Government National Mortgage Assoc.	7.000	07/15/24	2		1,659
Government National Mortgage Assoc.	7.000	02/15/29	6		5,821
Government National Mortgage Assoc.	7.500	01/15/23	—(r	)	22
Government National Mortgage Assoc.	7.500	01/15/23	—(r	)	58
Government National Mortgage Assoc.	7.500	03/15/23	—(r	)	204
Government National Mortgage Assoc.	7.500	05/15/23	2		2,523
Government National Mortgage Assoc.	7.500	06/15/23	—(r	)	103
Government National Mortgage Assoc.	7.500	07/15/23	—(r	)	115
Government National Mortgage Assoc.	7.500	09/15/23	1		1,452
Government National Mortgage Assoc.	7.500	10/15/23	2		2,266
Government National Mortgage Assoc.	7.500	10/15/23	5		5,300
Government National Mortgage Assoc.	7.500	11/15/23	—(r	)	448
Government National Mortgage Assoc.	7.500	11/15/23	5		5,600
Government National Mortgage Assoc.	7.500	12/15/23	—(r	)	415

See Notes to Financial Statements.

PGIM Government Income Fund    25

Schedule of Investments  (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.500%	12/15/23	1		$1,354
Government National Mortgage Assoc.	7.500	01/15/24	1		568
Government National Mortgage Assoc.	7.500	01/15/24	1		755
Government National Mortgage Assoc.	7.500	01/15/24	1		1,235
Government National Mortgage Assoc.	7.500	01/15/24	6		5,929
Government National Mortgage Assoc.	7.500	01/15/24	7		7,049
Government National Mortgage Assoc.	7.500	02/15/24	1		545
Government National Mortgage Assoc.	7.500	02/15/24	6		6,637
Government National Mortgage Assoc.	7.500	03/15/24	2		2,031
Government National Mortgage Assoc.	7.500	04/15/24	2		1,598
Government National Mortgage Assoc.	7.500	04/15/24	2		1,696
Government National Mortgage Assoc.	7.500	04/15/24	4		4,083
Government National Mortgage Assoc.	7.500	05/15/24	—(r	)	145
Government National Mortgage Assoc.	7.500	06/15/24	—(r	)	174
Government National Mortgage Assoc.	7.500	06/15/24	1		853
Government National Mortgage Assoc.	7.500	06/15/24	2		2,602
Government National Mortgage Assoc.	7.500	06/15/24	4		3,584
Government National Mortgage Assoc.	7.500	07/15/24	3		3,008
Government National Mortgage Assoc.	7.500	07/15/24	6		6,419
Government National Mortgage Assoc.	8.500	04/15/25	56		60,808
Government National Mortgage Assoc.	9.500	07/20/21	—(r	)	2
Israel Government, AID Bond, U.S. Gov’t. Gtd. Notes	5.500	09/18/33	500		707,222
Resolution Funding Corp. Interest Strips, Bonds	1.547(s)	04/15/28	900		818,113
Resolution Funding Corp. Interest Strips, Bonds	2.046(s)	01/15/30	280		237,688
Resolution Funding Corp. Interest Strips, Bonds	2.477(s)	01/15/29	500		435,526
Resolution Funding Corp. Interest Strips, Bonds	3.624(s)	04/15/30	1,000		852,043
Resolution Funding Corp. Principal Strips, Bonds	2.737(s)	01/15/30	1,540		1,333,454
Resolution Funding Corp. Principal Strips, Bonds	3.114(s)	04/15/30	2,280		1,957,520
Tennessee Valley Authority, Sr. Unsec’d. Notes	0.750	05/15/25	1,485		1,487,260
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.875	02/01/27	335		371,656
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.880	04/01/36	170		251,606
Tennessee Valley Authority, Sr. Unsec’d. Notes	6.750	11/01/25	1,300		1,652,143
Tennessee Valley Authority, Sr. Unsec’d. Notes	7.125	05/01/30	1,170		1,739,701

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $267,387,459)					273,953,560

U.S. TREASURY OBLIGATIONS 37.7%
U.S. Treasury Bonds	1.375	11/15/40	7,370		6,603,059
U.S. Treasury Bonds	1.625	11/15/50	1,110		988,247
U.S. Treasury Bonds	3.000	11/15/44	14,705		17,257,696
U.S. Treasury Bonds	3.125	08/15/44	8,300		9,932,766
U.S. Treasury Bonds	3.375	05/15/44	22,885		28,459,643
U.S. Treasury Bonds	3.375	11/15/48	6,600		8,390,250
U.S. Treasury Bonds	3.625	08/15/43(k)	18,395		23,700,808

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Bonds	3.625%	02/15/44	7,315	$9,439,779
U.S. Treasury Bonds	3.750	11/15/43	27,745	36,415,312
U.S. Treasury Notes	0.750	01/31/28	17,100	16,696,547
U.S. Treasury Notes	1.125	02/15/31	110	107,336
U.S. Treasury Notes	2.875	05/15/28	11,400	12,784,031
U.S. Treasury Strips Coupon	0.768(s)	05/15/30	1,145	999,191
U.S. Treasury Strips Coupon	0.919(s)	02/15/29	8,675	7,783,440
U.S. Treasury Strips Coupon	1.020(s)	05/15/33	820	662,278
U.S. Treasury Strips Coupon	1.052(s)	05/15/29	10,710	9,568,716
U.S. Treasury Strips Coupon	1.122(s)	02/15/36	480	360,281
U.S. Treasury Strips Coupon	1.123(s)	05/15/36	815	607,748
U.S. Treasury Strips Coupon	1.225(s)	02/15/41	150	97,910
U.S. Treasury Strips Coupon	1.351(s)	08/15/43	350	213,773
U.S. Treasury Strips Coupon	1.389(s)	05/15/43	4,550	2,799,139
U.S. Treasury Strips Coupon	1.417(s)	02/15/38	810	574,246
U.S. Treasury Strips Coupon	1.450(s)	08/15/42	180	112,767
U.S. Treasury Strips Coupon	1.453(s)	02/15/39(k)	11,255	7,762,872
U.S. Treasury Strips Coupon	1.463(s)	11/15/42	475	295,892
U.S. Treasury Strips Coupon	1.505(s)	11/15/41	2,445	1,561,935
U.S. Treasury Strips Coupon	1.626(s)	08/15/35	320	243,237
U.S. Treasury Strips Coupon	1.677(s)	02/15/43(k)	19,800	12,259,758
U.S. Treasury Strips Coupon	1.775(s)	02/15/40	1,505	1,009,232
U.S. Treasury Strips Coupon	1.872(s)	05/15/31	1,100	933,023
U.S. Treasury Strips Coupon	1.982(s)	08/15/39	2,050	1,393,359
U.S. Treasury Strips Coupon	2.010(s)	08/15/30	1,585	1,371,211
U.S. Treasury Strips Coupon	2.056(s)	11/15/38	590	409,451
U.S. Treasury Strips Coupon	2.089(s)	11/15/35	1,525	1,146,848
U.S. Treasury Strips Coupon	2.172(s)	02/15/28	695	638,966
U.S. Treasury Strips Coupon	2.188(s)	05/15/39	1,505	1,031,572
U.S. Treasury Strips Coupon	2.228(s)	05/15/28	345	315,432
U.S. Treasury Strips Coupon	2.251(s)	08/15/40	2,200	1,457,156
U.S. Treasury Strips Coupon	2.353(s)	02/15/44	620	373,816
U.S. Treasury Strips Coupon	2.365(s)	05/15/44	2,275	1,363,223
U.S. Treasury Strips Coupon	2.365(s)	11/15/44	5,050	2,983,643
U.S. Treasury Strips Coupon	2.434(s)	11/15/45	590	340,702
U.S. Treasury Strips Coupon	2.436(s)	02/15/46	665	380,998
U.S. Treasury Strips Coupon	2.480(s)	11/15/43	13,768	8,312,968
U.S. Treasury Strips Coupon	3.117(s)	08/15/27	920	855,205

TOTAL U.S. TREASURY OBLIGATIONS
(cost $252,348,515)				240,995,462

TOTAL LONG-TERM INVESTMENTS
(cost $639,539,293)				642,289,779

See Notes to Financial Statements.

PGIM Government Income Fund    27

Schedule of Investments  (continued)

as of February 28, 2021

Description	Shares	Value

SHORT-TERM INVESTMENTS 4.5%

AFFILIATED MUTUAL FUND 4.4%
PGIM Core Ultra Short Bond Fund
(cost $28,289,549)(wb)	28,289,549	$28,289,549

OPTION PURCHASED*~ 0.1%
(cost $236,356)		503,250

TOTAL SHORT-TERM INVESTMENTS
(cost $28,525,905)		28,792,799

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 104.9%
(cost $668,065,198)		671,082,578

OPTIONS WRITTEN*~ (0.1)%
(premiums received $98,617)		(278,313)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 104.8%
(cost $667,966,581)		670,804,265
Liabilities in excess of other assets(z) (4.8)%		(30,881,871)

NET ASSETS 100.0%		$639,922,394

See the Glossary for a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

Aces—Alternative Credit Enhancements Securities

AID—Agency for International Development

CLO—Collateralized Loan Obligation

CPI—Consumer Price Index

FHLMC—Federal Home Loan Mortgage Corporation

IO—Interest Only (Principal amount represents notional)

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

NSA—Non-Seasonally Adjusted

OTC—Over-the-counter

Strips—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TBA—To Be Announced

USOIS—United States Overnight Index Swap

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at February 28, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of February 28, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

See Notes to Financial Statements.

28

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 1,900,000 is 0.3% of net assets.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contracts

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value

Federal National Mortgage Assoc.
(proceeds receivable $1,510,078)	2.000%	TBA	03/11/21	(1,500)	$(1,515,176)

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

10 Year U.S. Treasury Notes Futures	Put	05/21/21	$134.00	244	244	$503,250

(cost $236,356)

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

10 Year U.S. Treasury Notes Futures	Put	05/21/21	$132.00	244	244	$(278,313)

(premiums received $98,617)
Futures contracts outstanding at February 28, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
344	2 Year U.S. Treasury Notes	Jun. 2021	$75,943,376	$(54,552)
904	5 Year U.S. Treasury Notes	Jun. 2021	112,067,750	(1,009,608)
816	10 Year U.S. Treasury Notes	Jun. 2021	108,298,500	(937,340)

				(2,001,500)

Short Positions:
716	10 Year U.S. Ultra Treasury Notes	Jun. 2021	105,498,125	1,455,598

See Notes to Financial Statements.

PGIM Government Income Fund    29

Schedule of Investments  (continued)

as of February 28, 2021

Futures contracts outstanding at February 28, 2021 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (cont’d):
224	20 Year U.S. Treasury Bonds	Jun. 2021	$35,665,000	$483,004
386	30 Year U.S. Ultra Treasury Bonds	Jun. 2021	72,978,125	693,830

				2,632,432

				$630,932

Inflation swap agreements outstanding at February 28, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements:
3,360	01/12/26	2.205%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$—	$(30,963)	$(30,963)
6,720	01/13/26	2.152%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(80,844)	(80,844)
10,080	02/02/26	2.295%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(42,133)	(42,133)

				$—	$(153,940)	$(153,940)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at February 28, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
3,360	01/12/26	0.392%(A)	1 Day USOIS(1)(A)	$—	$41,193	$41,193
6,720	01/13/26	0.406%(A)	1 Day USOIS(1)(A)	—	78,121	78,121
10,080	02/02/26	0.362%(A)	1 Day USOIS(1)(A)	—	148,239	148,239

				$—	$267,553	$267,553

(1)   The Fund pays the fixed rate and receives the floating rate.

(2)   The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

30

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$6,807,591

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities Collateralized Loan Obligations	$—	$48,030,549	$—
Commercial Mortgage-Backed Securities	—	75,626,812	—
Corporate Bonds	—	3,510,418	—
Residential Mortgage-Backed Securities	—	172,978	—
U.S. Government Agency Obligations	—	273,953,560	—
U.S. Treasury Obligations	—	240,995,462	—
Affiliated Mutual Fund	28,289,549	—	—
Option Purchased	503,250	—	—

Total	$28,792,799	$642,289,779	$—

Liabilities
Option Written	$(278,313)	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$2,632,432	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	267,553	—

Total	$2,632,432	$267,553	$—

Liabilities
Forward Commitment Contract	$—	$(1,515,176)	$—

See Notes to Financial Statements.

PGIM Government Income Fund    31

Schedule of Investments  (continued)

as of February 28, 2021

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities (continued)
Futures Contracts	$(2,001,500)	$—	$—
Centrally Cleared Inflation Swap Agreements	—	(153,940)	—

Total	$(2,001,500)	$(1,669,116)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2021 were as follows (unaudited):

U.S. Government Agency Obligations	42.8%
U.S. Treasury Obligations	37.7
Commercial Mortgage-Backed Securities	11.8
Collateralized Loan Obligations	7.5
Affiliated Mutual Fund	4.4
Diversified Financial Services	0.6
Option Purchased	0.1
Residential Mortgage-Backed Securities	0.0 *

104.9
Option Written	(0.1)
Liabilities in excess of other assets	(4.8)

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

32

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of February 28, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
	Due from/to broker-variation margin			Due from/to broker-variation margin
Interest rate contracts	futures	$2,632,432	*	futures	$2,001,500	*
Interest rate contracts	Due from/to broker-variation margin swaps	267,553	*	Due from/to broker-variation margin swaps	153,940	*
Interest rate contracts	Unaffiliated investments	503,250		Options written outstanding, at value	278,313

		$3,403,235			$2,433,753

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended February 28, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$396,832	$228,617	$14,846,561	$(8,210,304)

(1) Included in net realized gain (loss) on investment transactions in the Statement of Operations.
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Swaps
Interest rate contracts	$(83,210)	$(190,884)	$1,206,482	$8,096,238

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

PGIM Government Income Fund    33

Schedule of Investments  (continued)

as of February 28, 2021

For the year ended February 28, 2021, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)

$99,748	$163,800	$181,030,589	$198,932,019

Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)

$4,032,000	$86,456,440

(1)	Cost.
(2)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended February 28, 2021.

See Notes to Financial Statements.

34

Statement of Assets and Liabilities

as of February 28, 2021

Assets

Investments at value:
Unaffiliated investments (cost $639,775,649)	$642,793,029
Affiliated investments (cost $28,289,549)	28,289,549
Receivable for investments sold	18,829,236
Receivable for Fund shares sold	2,345,319
Dividends and interest receivable	2,046,021
Prepaid expenses	4,517

Total Assets	694,307,671

Liabilities

Payable for investments purchased	45,331,635
Payable for Fund shares purchased	4,972,359
Due to broker—variation margin futures	1,713,823
Forward commitment contracts, at value (proceeds receivable $1,510,078)	1,515,176
Options written outstanding, at value (premiums received $98,617)	278,313
Accrued expenses and other liabilities	241,644
Management fee payable	122,814
Distribution fee payable	67,378
Due to broker—variation margin swaps	59,054
Dividends payable	46,131
Affiliated transfer agent fee payable	33,890
Directors’ fees payable	3,060

Total Liabilities	54,385,277

Net Assets	$639,922,394

Net assets were comprised of:
Common stock, at par	$649,935
Paid-in capital in excess of par	632,137,537
Total distributable earnings (loss)	7,134,922

Net assets, February 28, 2021	$639,922,394

See Notes to Financial Statements.

PGIM Government Income Fund    35

Statement of Assets and Liabilities

as of February 28, 2021

Class A

Net asset value and redemption price per share,
($268,125,946 ÷ 27,203,640 shares of common stock issued and outstanding)	$9.86
Maximum sales charge (3.25% of offering price)	0.33

Maximum offering price to public	$10.19

Class C

Net asset value, offering price and redemption price per share,
($12,166,134 ÷ 1,231,192 shares of common stock issued and outstanding)	$9.88

Class R

Net asset value, offering price and redemption price per share,
($11,915,276 ÷ 1,206,902 shares of common stock issued and outstanding)	$9.87

Class Z

Net asset value, offering price and redemption price per share,
($233,898,273 ÷ 23,774,073 shares of common stock issued and outstanding)	$9.84

Class R6

Net asset value, offering price and redemption price per share,
($113,816,765 ÷ 11,577,700 shares of common stock issued and outstanding)	$9.83

See Notes to Financial Statements.

36

Statement of Operations

Year Ended February 28, 2021

Net Investment Income (Loss)

Income
Interest income	$11,083,357
Affiliated dividend income	279,491

Total income	11,362,848

Expenses
Management fee	3,567,629
Distribution fee(a)	1,124,092
Transfer agent’s fees and expenses (including affiliated expense of $217,280)(a)	1,139,998
Custodian and accounting fees	182,823
Registration fees(a)	161,222
Shareholders’ reports	42,180
Audit fee	39,467
Legal fees and expenses	27,902
Directors’ fees	21,347
Miscellaneous	26,971

Total expenses	6,333,631
Less: Fee waiver and/or expense reimbursement(a)	(734,543)
Distribution fee waiver(a)	(30,434)

Net expenses	5,568,654

Net investment income (loss)	5,794,194

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	6,053,101
Futures transactions	14,846,561
Options written transactions	228,617
Swap agreement transactions	(8,210,304)

12,917,975

Net change in unrealized appreciation (depreciation) on:
Investments	(26,379,141)
Futures	1,206,482
Options written	(190,884)
Swap agreements	8,096,238

(17,267,305)

Net gain (loss) on investment transactions	(4,349,330)

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,444,864

(a)   Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	892,670	913	139,209	91,300	—	—
Transfer agent’s fees and expenses	780,475	1,500	14,950	16,653	325,270	1,150
Registration fees	34,623	3,921	16,176	15,613	64,019	26,870
Fee waiver and/or expense reimbursement	(161,156)	(4,954)	(6,283)	(5,494)	(481,906)	(74,750)
Distribution fee waiver	—	—	—	(30,434)	—	—

See Notes to Financial Statements.

PGIM Government Income Fund    37

Statements of Changes in Net Assets

	Year Ended February 28/29,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$5,794,194	$7,472,417
Net realized gain (loss) on investment transactions	12,917,975	8,618,111
Net change in unrealized appreciation (depreciation) on investments	(17,267,305)	22,584,899

Net increase (decrease) in net assets resulting from operations	1,444,864	38,675,427

Dividends and Distributions
Distributions from distributable earnings
Class A	(5,635,628)	(5,213,881)
Class B	(640)	(4,955)
Class C	(115,511)	(94,145)
Class R	(158,592)	(200,302)
Class Z	(5,540,438)	(2,004,007)
Class R6	(2,116,938)	(1,483,720)

	(13,567,747)	(9,001,010)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	746,647,316	123,187,816
Net asset value of shares issued in reinvestment of dividends and distributions	12,780,854	8,087,886
Cost of shares purchased	(554,848,129)	(115,168,912)

Net increase (decrease) in net assets from Fund share transactions	204,580,041	16,106,790

Total increase (decrease)	192,457,158	45,781,207

Net Assets:
Beginning of year	447,465,236	401,684,029

End of year	$639,922,394	$447,465,236

See Notes to Financial Statements.

38

Notes to Financial Statements

1.     Organization

Prudential Investment Portfolios, Inc. 14 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company currently consists of two funds: PGIM Government Income Fund and PGIM Floating Rate Income Fund. These financial statements relate only to the PGIM Government Income Fund (the “Fund’). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek high current return.

2.     Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Government Income Fund    39

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an

40

approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to

PGIM Government Income Fund    41

Notes to Financial Statements (continued)

the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund

42

may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the

PGIM Government Income Fund    43

Notes to Financial Statements (continued)

right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Company, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

44

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Mortgage Dollar Rolls: The Fund entered into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Fund is subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees,

PGIM Government Income Fund    45

Notes to Financial Statements (continued)

transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.     Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income. The Manager pays for the services of PGIM, Inc..

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.47% of the Fund’s average daily net assets up to and including $1 billion, 0.42% of the Fund’s average daily net assets of the next $1 billion, 0.32% of the Fund’s average daily net assets of the next $1 billion, and 0.27% of the average daily net assets in excess of $3 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.47% for the reporting period ended February 28, 2021.

The Manager has contractually agreed, through June 30, 2022, to limit total annual fund operating expenses, after fee waivers and/or expense reimbursements to 0.48% of average daily net assets for Class Z shares and 0.47% of average daily net assets for Class R6

46

shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 1% and 0.75% of the average daily net assets of the Class A, Class C and Class R shares, respectively. PIMS has contractually agreed through June 30, 2022 to limit such expenses to 0.50% of the average daily net assets of the Class R shares. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

For the year ended February 28, 2021, PIMS received $240,022 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended February 28, 2021, PIMS received $3,472 and $1,144 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.     Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PGIM Government Income Fund    47

Notes to Financial Statements (continued)

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. For the year ended February 28, 2021, no 17a-7 transactions were entered into by the Fund.

5.     Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended February 28, 2021, were $1,534,908,424 and $1,399,200,372, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the year ended February 28, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Fund:
PGIM Core Ultra Short Bond Fund (1)(wb)
$7,704,655	$708,584,332	$687,999,438	$—	$—	$28,289,549	28,289,549	$279,491

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended February 28, 2021, the tax character of dividends paid by the Fund was $13,567,747 of ordinary income. For the year ended February 29, 2020, the tax character of dividends paid by the Fund was $9,001,010 of ordinary income.

48

As of February 28, 2021, the accumulated undistributed earnings on a tax basis were $5,051,400 of ordinary income and $4,103,255 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of February 28, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$672,007,236	$14,726,099	$(16,699,701)	$(1,973,602)

The difference between GAAP basis and tax basis was primarily attributable to deferred losses on wash sales, the difference in the treatment of premium amortization for GAAP and tax purposes and appreciation (depreciation) of swaps, options and futures.

The Fund utilized approximately $1,111,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended February 28, 2021.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended February 28, 2021 are subject to such review.

7.     Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Effective January 22, 2021, Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

PGIM Government Income Fund    49

Notes to Financial Statements (continued)

The Company is authorized to issue 3.4 billion shares of common stock, $0.01 par value per share, 2.5 billon of which are designated as shares of the Fund. The shares are further classified and designated as follows:

Class A	230,000,000
Class B	5,000,000
Class C	495,000,000
Class R	500,000,000
Class Z	500,000,000
Class T	270,000,000
Class R6	500,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of February 28, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	18,251	0.1%
Class C	215	0.1%
Class R	917,577	76.0%
Class Z	16,301	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of	Percentage of	Number of	Percentage of
Shareholders	Outstanding Shares	Shareholders	Outstanding Shares
—	—%	4	60.0%

50

Transactions in shares of common stock were as follows:

Class A	Shares	Amount

Year ended February 28, 2021:
Shares sold	19,503,373	$196,126,633
Shares issued in reinvestment of dividends and distributions	496,281	5,011,272
Shares purchased	(18,549,898)	(186,044,581)

Net increase (decrease) in shares outstanding before conversion	1,449,756	15,093,324
Shares issued upon conversion from other share class(es)	164,327	1,645,158
Shares purchased upon conversion into other share class(es)	(267,945)	(2,700,528)

Net increase (decrease) in shares outstanding	1,346,138	$14,037,954

Year ended February 29, 2020:
Shares sold	3,235,426	$31,419,676
Shares issued in reinvestment of dividends and distributions	455,748	4,414,191
Shares purchased	(5,517,649)	(53,327,126)

Net increase (decrease) in shares outstanding before conversion	(1,826,475)	(17,493,259)
Shares issued upon conversion from other share class(es)	282,544	2,681,196
Shares purchased upon conversion into other share class(es)	(81,855)	(793,566)

Net increase (decrease) in shares outstanding	(1,625,786)	$(15,605,629)

Class B

Period ended June 26, 2020*:
Shares sold	6,552	$64,393
Shares issued in reinvestment of dividends and distributions	45	464
Shares purchased	(1,377)	(13,769)

Net increase (decrease) in shares outstanding before conversion	5,220	51,088
Shares purchased upon conversion into other share class(es)	(32,496)	(329,857)

Net increase (decrease) in shares outstanding	(27,276)	$(278,769)

Year ended February 29, 2020:
Shares sold	6,097	$59,572
Shares issued in reinvestment of dividends and distributions	470	4,536
Shares purchased	(3,790)	(36,580)

Net increase (decrease) in shares outstanding before conversion	2,777	27,528
Shares purchased upon conversion into other share class(es)	(54,898)	(526,575)

Net increase (decrease) in shares outstanding	(52,121)	$(499,047)

Class C

Year ended February 28, 2021:
Shares sold	1,199,603	$12,100,131
Shares issued in reinvestment of dividends and distributions	11,282	114,156
Shares purchased	(610,383)	(6,141,844)

Net increase (decrease) in shares outstanding before conversion	600,502	6,072,443
Shares purchased upon conversion into other share class(es)	(143,391)	(1,434,313)

Net increase (decrease) in shares outstanding	457,111	$4,638,130

Year ended February 29, 2020:
Shares sold	202,853	$1,961,582
Shares issued in reinvestment of dividends and distributions	9,428	91,520
Shares purchased	(133,758)	(1,293,981)

Net increase (decrease) in shares outstanding before conversion	78,523	759,121
Shares purchased upon conversion into other share class(es)	(232,547)	(2,208,495)

Net increase (decrease) in shares outstanding	(154,024)	$(1,449,374)

PGIM Government Income Fund    51

Notes to Financial Statements (continued)

Class R	Shares	Amount
Year ended February 28, 2021:
Shares sold	458,311	$4,621,876
Shares issued in reinvestment of dividends and distributions	14,048	141,968
Shares purchased	(396,921)	(4,006,654)

Net increase (decrease) in shares outstanding	75,438	$757,190

Year ended February 29, 2020:
Shares sold	179,411	$1,742,049
Shares issued in reinvestment of dividends and distributions	17,942	174,027
Shares purchased	(371,562)	(3,572,626)

Net increase (decrease) in shares outstanding	(174,209)	$(1,656,550)

Class Z
Year ended February 28, 2021:
Shares sold	44,624,811	$448,590,847
Shares issued in reinvestment of dividends and distributions	535,955	5,396,964
Shares purchased	(31,506,607)	(316,530,316)

Net increase (decrease) in shares outstanding before conversion	13,654,159	137,457,495
Shares issued upon conversion from other share class(es)	263,110	2,644,208
Shares purchased upon conversion into other share class(es)	(14,860)	(148,742)

Net increase (decrease) in shares outstanding	13,902,409	$139,952,961

Year ended February 29, 2020:
Shares sold	5,615,924	$54,132,059
Shares issued in reinvestment of dividends and distributions	199,558	1,931,996
Shares purchased	(3,583,290)	(34,443,691)

Net increase (decrease) in shares outstanding before conversion	2,232,192	21,620,364
Shares issued upon conversion from other share class(es)	83,261	805,747
Shares purchased upon conversion into other share class(es)	(21)	(192)

Net increase (decrease) in shares outstanding	2,315,432	$22,425,919

Class R6
Year ended February 28, 2021:
Shares sold	8,464,824	$85,143,436
Shares issued in reinvestment of dividends and distributions	210,395	2,116,030
Shares purchased	(4,199,046)	(42,110,965)

Net increase (decrease) in shares outstanding before conversion	4,476,173	45,148,501
Shares issued upon conversion from other share class(es)	32,270	324,074

Net increase (decrease) in shares outstanding	4,508,443	$45,472,575

Year ended February 29, 2020:
Shares sold	3,518,298	$33,872,878
Shares issued in reinvestment of dividends and distributions	152,207	1,471,616
Shares purchased	(2,343,806)	(22,494,908)

Net increase (decrease) in shares outstanding before conversion	1,326,699	12,849,586
Shares issued upon conversion from other share class(es)	4,324	41,885

Net increase (decrease) in shares outstanding	1,331,023	$12,891,471

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

52

8.     Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended February 28, 2021. The average daily balance for the 1 day that the Fund had loans outstanding during the period was approximately $41,990,000, borrowed at a weighted average interest rate of 1.43%. The maximum loan outstanding amount during the period was $41,990,000. At February 28, 2021, the Fund did not have an outstanding loan amount.

9.     Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

PGIM Government Income Fund    53

Notes to Financial Statements (continued)

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its

54

investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Fund as well as loan facilities used by a Fund. As such, the potential impact of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and

PGIM Government Income Fund    55

Notes to Financial Statements (continued)

government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.  Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31,

56

2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule is scheduled to take effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

PGIM Government Income Fund    57

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.01	$9.33	$9.29	$9.55	$9.72
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.16	0.16	0.12	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.05)	0.72	0.07	(0.17)	(0.12)
Total from investment operations	0.01	0.88	0.23	(0.05)	(0.02)
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.20)	(0.19)	(0.16)	(0.11)
Distributions from net realized gains	-	-	-	(0.05)	(0.04)
Total dividends and distributions	(0.16)	(0.20)	(0.19)	(0.21)	(0.15)
Net asset value, end of year	$9.86	$10.01	$9.33	$9.29	$9.55
Total Return(b):	0.08%	9.48%	2.51%	(0.61)%	(0.24)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$268,126	$258,869	$256,351	$289,049	$328,835
Average net assets (000)	$357,068	$255,449	$271,435	$312,816	$353,716
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.95%	1.05%	1.06%	1.01%	1.02%
Expenses before waivers and/or expense reimbursement	1.00%	1.05%	1.06%	1.01%	1.02%
Net investment income (loss)	0.56%	1.67%	1.70%	1.30%	1.05%
Portfolio turnover rate(e)(f)	232%	119%	143%	428%	759%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

58

Class C Shares
	Year Ended February 28/29,
	2021		2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.04		$9.35	$9.31	$9.57	$9.74
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)(b)	0.08	0.08	0.05	0.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.05)		0.73	0.07	(0.18)	(0.12)
Total from investment operations	(0.07)		0.81	0.15	(0.13)	(0.09)
Less Dividends and Distributions:
Dividends from net investment income	(0.09)		(0.12)	(0.11)	(0.08)	(0.04)
Distributions from net realized gains	-		-	-	(0.05)	(0.04)
Total dividends and distributions	(0.09)		(0.12)	(0.11)	(0.13)	(0.08)
Net asset value, end of year	$9.88		$10.04	$9.35	$9.31	$9.57
Total Return(c):	(0.75)%		8.67%	1.65%	(1.38)%	(1.01)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$12,166		$7,768	$8,677	$9,001	$11,126
Average net assets (000)	$13,921		$7,755	$8,612	$10,053	$12,570
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.69%		1.88%	1.91%	1.79%	1.77%
Expenses before waivers and/or expense reimbursement	1.74%		1.88%	1.91%	1.79%	1.77%
Net investment income (loss)	(0.20)%		0.85%	0.85%	0.51%	0.30%
Portfolio turnover rate(f)(g)	232%		119%	143%	428%	759%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Government Income Fund    59

Financial Highlights (continued)

Class R Shares
	Year Ended February 28/29,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.03	$9.34	$9.30	$9.56	$9.73
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.13	0.13	0.10	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.06)	0.73	0.07	(0.18)	(0.12)
Total from investment operations	(0.03)	0.86	0.20	(0.08)	(0.04)
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.17)	(0.16)	(0.13)	(0.09)
Distributions from net realized gains	-	-	-	(0.05)	(0.04)
Total dividends and distributions	(0.13)	(0.17)	(0.16)	(0.18)	(0.13)
Net asset value, end of year	$9.87	$10.03	$9.34	$9.30	$9.56
Total Return(b):	(0.30)%	9.26%	2.17%	(0.88)%	(0.49)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$11,915	$11,346	$12,198	$13,718	$16,243
Average net assets (000)	$12,173	$11,439	$13,211	$14,559	$16,257
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.24%	1.35%	1.39%	1.29%	1.27%
Expenses before waivers and/or expense reimbursement	1.54%	1.60%	1.64%	1.54%	1.52%
Net investment income (loss)	0.29%	1.38%	1.37%	1.02%	0.81%
Portfolio turnover rate(e)(f)	232%	119%	143%	428%	759%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

60

Class Z Shares
	Year Ended February 28/29,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.99	$9.31	$9.27	$9.53	$9.70
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.20	0.19	0.15	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.04)	0.71	0.07	(0.18)	(0.13)
Total from investment operations	0.06	0.91	0.26	(0.03)	-
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.23)	(0.22)	(0.18)	(0.13)
Distributions from net realized gains	-	-	-	(0.05)	(0.04)
Total dividends and distributions	(0.21)	(0.23)	(0.22)	(0.23)	(0.17)
Net asset value, end of year	$9.84	$9.99	$9.31	$9.27	$9.53
Total Return(b):	0.55%	9.93%	2.87%	(0.36)%	0.00%

Ratios/Supplemental Data:
Net assets, end of year (000)	$233,898	$98,625	$70,338	$74,262	$96,332
Average net assets (000)	$272,278	$82,582	$61,528	$93,050	$106,342
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.48%	0.65%	0.72%	0.76%	0.77%
Expenses before waivers and/or expense reimbursement	0.66%	0.72%	0.72%	0.76%	0.77%
Net investment income (loss)	1.00%	2.06%	2.03%	1.55%	1.31%
Portfolio turnover rate(e)(f)	232%	119%	143%	428%	759%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Government Income Fund    61

Financial Highlights (continued)

Class R6 Shares
	Year Ended February 28/29,				August 9, 2016(a) through February 28, 2017
	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.98	$9.30	$9.26	$9.52	$9.84
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.21	0.20	0.17	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.04)	0.71	0.07	(0.18)	(0.32)
Total from investment operations	0.06	0.92	0.27	(0.01)	(0.24)
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.24)	(0.23)	(0.20)	(0.08)
Distributions from net realized gains	-	-	-	(0.05)	-
Total dividends and distributions	(0.21)	(0.24)	(0.23)	(0.25)	(0.08)
Net asset value, end of period	$9.83	$9.98	$9.30	$9.26	$9.52
Total Return(c):	0.46%	10.14%	2.98%	(0.19)%	(2.39)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$113,817	$70,584	$53,380	$42,239	$33,956
Average net assets (000)	$103,539	$59,164	$48,394	$38,343	$17,541
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.47%	0.57%	0.61%	0.59%	0.62	%(f)
Expenses before waivers and/or expense reimbursement	0.54%	0.59%	0.61%	0.59%	0.62	%(f)
Net investment income (loss)	1.02%	2.14%	2.17%	1.75%	1.47	%(f)
Portfolio turnover rate(g)(h)	232%	119%	143%	428%	759%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

62

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios, Inc. 14 and Shareholders of PGIM Government Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Government Income Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 14, referred to hereafter as the “Fund”) as of February 28, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 29, 2020 and the financial highlights for each of the periods ended on or prior to February 29, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated April 17, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

April 20, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Government Income Fund	63

Tax Information (unaudited)

For the year ended February 28, 2021, the Fund reports the maximum amount allowable but not less than 49.45% as interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the Federal tax status of the dividends received by you in calendar year 2021.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided that the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 44.13% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

64

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 96

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 96

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Government Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly, Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 95

Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 96

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku, Inc. (since 2020) (communication services); Independent Director, Synnex Corporation (since 2019) (information technology); formerly, Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly, Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 95

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Government Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 95

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 95

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

PGIM Government Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary

Vice President (since December 2018 - present) of PGIM Investments LLC; formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly, Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.

Since April 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Government Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jon Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Government Income Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM GOVERNMENT INCOME FUND

SHARE CLASS	A	C	R	Z	R6
NASDAQ	PGVAX	PRICX	JDRVX	PGVZX	PGIQX
CUSIP	74439V107	74439V305	74439V503	74439V404	74439V875

MF128E

PGIM FLOATING RATE INCOME FUND

ANNUAL REPORT

FEBRUARY 28, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder,

We hope you find the annual report for the PGIM Floating Rate Income Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets during the period. After many years of rising corporate profits and strong job growth, the outlook changed dramatically early in the period as the pandemic quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth several trillion dollars that offered an economic lifeline to consumers and businesses. These initiatives worked, as growth returned and markets rebounded.

Stocks tumbled early in the period amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied throughout the spring and summer as states reopened their economies, but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the economic recovery. The approval of several effective vaccines, optimistic growth forecasts, and the resolution of the US presidential election subsequently lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low during the middle of the period, but longer-term interest rates moved higher later in the period as investors began to focus on the economic recovery. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Floating Rate Income Fund

April 15, 2021

PGIM Floating Rate Income Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/28/21
	One Year (%)	Five Years (%)	Since Inception (%)
Class A
(with sales charges)	5.81	5.10	3.94 (3/30/11)
(without sales charges)	8.25	5.58	4.18 (3/30/11)
Class C
(with sales charges)	6.56	4.81	3.41 (3/30/11)
(without sales charges)	7.56	4.81	3.41 (3/30/11)
Class Z
(without sales charges)	8.51	5.85	4.45 (3/30/11)
Class R6
(without sales charges)	8.57	5.89	4.41 (4/27/15)
Credit Suisse Leveraged Loan Index
	5.65	5.87	—

Average Annual Total Returns as of 2/28/21 Since Inception (%)
		Class A, C, Z (3/30/11)	Class R6 (4/27/15)
Credit Suisse Leveraged Loan Index
		4.44	4.18

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

4	Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Credit Suisse Leveraged Loan Index by portraying the initial account values at the commencement of operations of Class Z shares (March 30, 2011) and the account values at the end of the latest fiscal year (February 28, 2021) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Floating Rate Income Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	2.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

Credit Suisse Leveraged Loan Index—The Credit Suisse Leveraged Loan Index (the Index) is an unmanaged index that represents the investable universe of the US dollar-denominated leveraged loan market.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

6	Visit our website at pgim.com/investments

Credit Quality expressed as a percentage of total investments as of 2/28/21 (%)
AAA	0.4
AA	1.2
BBB	11.0
BB	26.8
B	50.9
CCC	5.3
CC	0.1
D	0.2
Not Rated	1.6
Cash/Cash Equivalents	2.5
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 2/28/21
	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.45	2.84	2.98
Class C	0.39	2.16	2.30
Class Z	0.48	3.15	3.17
Class R6	0.48	3.20	3.17

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Floating Rate Income Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Floating Rate Income Fund’s Class Z shares returned 8.51% in the 12-month reporting period that ended February 28, 2021, outperforming the 5.65% return of the Credit Suisse Leveraged Loan Index (the Index).

What were the market conditions?

•

The reporting period was dominated by the global outbreak of COVID-19, its economic impact, the resulting decline in risk sentiment, and the subsequent rebound in markets as investors responded to unprecedented monetary and fiscal stimulus programs. Leveraged loans declined sharply in the first quarter of 2020 as government-mandated shutdowns and a crude oil price shock brought unprecedented volatility to the asset class. March 2020 proved to be the worst month of the period as spread sectors, in general, declined sharply. The Index returned -12.46% in March against the backdrop of a global decline in spread markets and a flight to safety. As investors withdrew more than $14 billion from bank loan mutual funds during the month, the average price of loans in the Index fell to $76.48. Spreads (yield differentials) versus LIBOR (London InterBank Offered Rate) widened to 1,275 basis points (bps) on March 23. (One basis point equals 0.01%.)

•

With the economy decelerating rapidly and financial markets selling off sharply, the Federal Reserve (the Fed) reacted by cutting the federal funds rate by 0.50% on March 3, 2020 and then by another 1.00% on March 15. It quickly deployed—and then moved beyond—its playbook from the global financial crisis in 2008-09 by cutting the federal funds rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Reintroducing the Term Asset-Backed Securities Loan Facility, the Fed sought to further support credit flow and market liquidity by expanding the program to include a wide swath of structured products, including collateralized loan obligations (CLOs). For its part, Congress approved $2.5 trillion in spending and tax breaks to provide help for the unemployed, cash to many households, and resources for small businesses.

•

This marked a turning point as credit markets, including senior loans, began a rally that would continue through the end of the period. Following the dislocation seen during the first quarter of 2020, senior loans generated positive returns in each of the next three quarters, ending 2020 with an annual gain of 2.8% and following that up with a gain of 1.9% through the first two months of 2021. From its lowest point during the COVID-19 pandemic, the average price of loans in the Index rose 27.9% to end the period at $97.79, as spreads versus LIBOR tightened 446 bps.

•	Technical factors were a tailwind as easing bank loan mutual fund outflows, combined with strong CLO formation, contributed to improved supply/demand dynamics

8	Visit our website at pgim.com/investments

throughout the remainder of the period. Following two consecutive years of outflows, bank loan mutual funds recorded nearly $7 billion of net inflows in January and February of 2021, as investors increasingly sought floating rate assets to protect against rising US Treasury rates. Meanwhile, CLO creation picked up during the last six months of the period, contributing to strong demand for the asset class.

•

By quality, B-rated loans outperformed both BB-rated and CCC-rated loans in 2020 and continued to see strong returns during January and February of 2021. Conversely, CCC-rated loans posted negative returns for 2020 but outperformed the Index by a significant margin through the first two months of 2021, driven in large part by COVID-19 impacted sectors and energy sectors amid the initial rollout of the vaccines and ongoing economic recovery. The COVID-19 crisis took a significant toll on weaker issuers, and issuer fundamentals deteriorated in response to the global economic slowdown in 2020. The trailing 12-month default rate rose from 1.73% at the beginning of the period to 3.66% at the end.

What worked?

•

Overall security selection was the largest contributor to the Fund’s performance during the period. Selection within the upstream energy, telecommunications, retailers & restaurants, and consumer non-cyclical industries were the largest contributors.

•	While overall industry selection detracted from results, underweight positioning to gaming & lodging & leisure relative to the Index contributed to performance.

•

From a single-name credit perspective, positioning within Chesapeake Energy Corp. (upstream energy), Neiman Marcus Group, Inc. (retailers & restaurants), and Antero Resources Corp. (upstream energy) added value.

What didn’t work?

•

Overall sector allocation detracted from the Fund’s performance during the period, principally due to overweights to the tobacco, upstream energy, and retailers & restaurants sectors relative to the Index. Underweights to the finance & insurance and paper & packaging industries relative to the Index also detracted from performance.

•	While overall security selection contributed to returns, positioning in capital goods, cable & satellite, and building materials & home construction were negative.

•

Overweights to TNT Crane & Rigging Inc. (capital goods), AMC Entertainment Holdings Inc. (gaming/lodging/leisure), and Hoffmaster Group Inc. (consumer non-cyclical) relative to the Index were the largest single-name detractors from performance.

•

Average beta in the Fund was fairly neutral compared to that of the Index over the period. However, having more beta in the Fund relative to the Index during the steep market sell-off in March 2020 detracted from returns. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

PGIM Floating Rate Income Fund	9

Strategy and Performance Overview (continued)

Did the Fund use derivatives?

The Fund held interest rate swaps to help manage the portfolio’s duration and yield curve exposure and to reduce its sensitivity to changes in the levels of interest rates. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates. A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities.) Overall, this strategy had a negligible impact on performance during the period. The Fund also participated in credit default swaps to increase or reduce credit risk to specific issuers. This strategy had a modestly positive impact on performance.

Current outlook

PGIM Fixed Income remains constructive on the asset class and expects momentum to carry into the rest of 2021 as CLO creation remains robust and investors continue seeking floating rate assets to protect against rising interest rates. PGIM Fixed Income currently favors the higher-quality BB-rated segment of the market, which has not recovered in valuation as much as the higher-coupon B-rated issuers, particularly in defensive sectors such as cable, supermarkets, food, technology, and healthcare. However, there are also attractive B-rated issuers that are not at risk, or may even benefit, from the COVID-19 pandemic. PGIM Fixed Income continues to see prevalent risks in the retail, energy, gaming & lodging, auto supplier, and leisure industries and, ultimately, believes actively managed credit selection will be a differentiating factor between managers in volatile markets.

10	Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2021. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Floating Rate Income Fund	11

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Floating Rate Income Fund		Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,079.70	0.95%	$4.90
	Hypothetical	$1,000.00	$1,020.08	0.95%	$4.76
Class C	Actual	$1,000.00	$1,076.90	1.70%	$8.75
	Hypothetical	$1,000.00	$1,016.36	1.70%	$8.50
Class Z	Actual	$1,000.00	$1,081.00	0.70%	$3.61
	Hypothetical	$1,000.00	$1,021.32	0.70%	$3.51
Class R6	Actual	$1,000.00	$1,081.30	0.65%	$3.35
	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2021, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12	Visit our website at pgim.com/investments

Schedule of Investments

as of February 28, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 96.0%

ASSET-BACKED SECURITIES 1.5%

Collateralized Loan Obligations

Mountain View CLO Ltd. (Cayman Islands), Series 2019-01A, Class B, 144A, 3 Month LIBOR + 1.849% (Cap N/A, Floor 2.000%)	2.241%(c)	04/15/29	4,000	$3,994,522
Northwoods Capital Ltd. (Cayman Islands), Series 2020-22A, Class B1, 144A, 3 Month LIBOR + 2.700% (Cap N/A, Floor 2.700%)	2.954(c)	09/01/31	750	751,833
Trinitas CLO Ltd. (Cayman Islands), Series 2016-04A, Class A2LR, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.823(c)	10/18/31	2,500	2,487,488
Zais CLO Ltd. (Cayman Islands), Series 2015-03A, Class A2R, 144A, 3 Month LIBOR + 2.190% (Cap N/A, Floor 0.000%)	2.431(c)	07/15/31	3,000	2,984,543

TOTAL ASSET-BACKED SECURITIES (cost $10,229,186)				10,218,386

BANK LOANS 80.3%

Advertising 0.5%

Terrier Media Buyer, Inc., 2021 Refinancing Term B Loans, 1 Month LIBOR + 3.500%	3.615(c)	12/17/26	1,764	1,761,684
Vestcom Parent Holdings, Inc., Term Loan, 1 Month LIBOR + 3.750%	4.750(c)	12/19/23	1,500	1,487,813

				3,249,497

Aerospace & Defense 0.6%

Dynasty Acquisition Co., Inc.,
2020 Specified Refinancing Term B-1 Facility, 3 Month LIBOR + 3.500%	3.754(c)	04/06/26	935	905,118
2020 Specified Refinancing Term B-2 Facility, 3 Month LIBOR + 3.500%	3.754(c)	04/06/26	503	486,622
TransDigm, Inc.,
Tranche F Refinancing Term Loan, 1 Month LIBOR + 2.250%	2.365(c)	12/09/25	2,965	2,923,069

				4,314,809

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    13

Schedule of Investments  (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Airlines 0.7%

American Airlines, Inc., 2020 Replacement Term Loan, 1 Month LIBOR + 1.750%	1.865%(c)	01/29/27	693	$637,065
Delta Air Lines, Inc., Initial Term Loan, 3 Month LIBOR + 3.750%	4.750(c)	10/20/27	950	1,003,438
Mileage Plus Holdings LLC, Initial Term Loan, 3 Month LIBOR + 5.250%	6.250(c)	06/21/27	2,800	2,986,550

				4,627,053

Apparel 0.1%

Calceus Acquisition, Inc., Term Loan, 3 Month LIBOR + 5.500%^	5.690(c)	02/12/25	964	886,939

Auto Manufacturers 2.9%

American Trailer World Corp., Term Loan^	— (p)	02/17/28	1,410	1,406,475
CTOS LLC, Term Loan B, 1 Month LIBOR + 4.250%	4.365(c)	04/18/25	6,000	5,994,372
Navistar, Inc., Tranche B Term Loan, 1 Month LIBOR + 3.500%	3.620(c)	11/06/24	11,739	11,730,568

				19,131,415

Auto Parts & Equipment 2.5%

Adient US LLC, Initial Term Loan, 1 - 3 Month LIBOR + 4.250%	4.404(c)	05/06/24	2,869	2,876,383
American Axle & Manufacturing, Inc., Tranche B Term Loan, 1 Month LIBOR + 2.250%	3.000(c)	04/06/24	3,929	3,921,352
Autokiniton US Holdings, Inc., 2019 Term B Loan, 1 Month LIBOR + 5.750%^	5.865(c)	05/22/25	414	414,375
Closing Date Term B Loan, 1 Month LIBOR + 6.375%^	6.490(c)	05/22/25	395	394,937
IXS Holdings, Inc., Initial Term Loan, 3 Month LIBOR + 4.250%	5.000(c)	03/05/27	1,570	1,578,335
Superior Industries International, Inc., Replacement Term Loan, 1 Month LIBOR + 4.000%^	4.121(c)	05/22/24	1,523	1,511,641
Tenneco, Inc.,
Tranche A Term Loan, 1 Month LIBOR + 2.500%	2.621(c)	09/29/23	1,000	987,500
Tranche B Term Loan, 1 Month LIBOR + 3.000%	3.115(c)	10/01/25	1,298	1,272,130

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Auto Parts & Equipment (cont’d.)

Truck Hero, Inc., Initial Term Loan, 1 Month LIBOR + 3.750%	4.500%(c)	01/29/28	2,375	$2,375,000
Visteon Corp., New Term Loan B, 1 - 3 Month LIBOR + 1.750%^	1.865(c)	03/25/24	1,331	1,326,270

				16,657,923

Beverages 0.3%

Arctic Glacier USA, Inc., Specified Refinancing Term Loan, 3 Month LIBOR + 3.500%	4.500(c)	03/20/24	2,375	2,229,531

Building Materials 1.2%

Acproducts, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 6.500%	7.500(c)	08/18/25	687	701,185
Airxcel, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 4.500%	4.615(c)	04/28/25	1,948	1,940,272
Second Lien Initial Term Loan, 1 Month LIBOR + 8.750%^	8.865(c)	04/27/26	225	219,937
API Group, Inc.,
2020 Incremental Term Loan, 1 Month LIBOR + 2.750%	2.865(c)	10/01/26	228	228,263
2020 Incremental Term Loan, 1 Month LIBOR + 2.750%	2.865(c)	10/01/26	775	775,242
CP Atlas Buyer, Inc., Term B Loan, 3 Month LIBOR + 3.750%	4.250(c)	11/23/27	825	824,313
LEB Holdings USA, Inc., Term Loan	— (p)	11/02/27	1,125	1,127,109
Ply Gem Midco, Inc., Initial Term Loan, 1 Month LIBOR + 3.750%	3.860(c)	04/12/25	1,979	1,976,933

				7,793,254

Chemicals 2.5%

Albaugh LLC,
2017 Refinancing Term Loan, 1 Month LIBOR + 3.500%	4.500(c)	12/23/24	1,484	1,479,901
Axalta Coating Systems US Holdings, Inc., Term Loan	— (p)	06/01/24	1,000	998,214

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    15

Schedule of Investments  (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Chemicals (cont’d.)

Colouroz Midco - Colouroz Investment 2 LLC, Second Lien Initial Term B-2 Loan, 3 Month LIBOR + 4.250%	5.250%(c)	09/21/24	121	$102,502
Cyanco Intermediate 2 Corp., First Lien Initial Term Loan, 1 Month LIBOR + 3.500%	3.615(c)	03/16/25	748	746,632
DuBois Chemicals Group, Inc., First Lien Initial Term Loan, 1 Month LIBOR + 4.500%	4.611(c)	09/30/26	2,493	2,449,442
INEOS U.S. Petrochem LLC, 2026 Tranche B Dollar Term Loan, 1 Month LIBOR + 2.750%	3.250(c)	01/29/26	1,425	1,425,000
Lummus Technology Holdings V LLC, Term Loan	— (p)	06/30/27	599	599,375
Nouryon USA LLC (Netherlands), Initial Dollar Term Loan, 1 Month LIBOR + 3.000%	3.111(c)	10/01/25	1,971	1,964,278
Perstorp Holding AB (Sweden), Facility B Loan, 1 - 3 Month LIBOR + 4.750%^	5.019(c)	02/26/26	2,126	2,078,213
Solenis International LP,
First Lien Initial Dollar Term Loan, 3 Month LIBOR + 4.000%	4.256(c)	06/26/25	2,237	2,237,347
Second Lien Initial Term Loan, 3 Month LIBOR + 8.500%	8.690(c)	06/26/26	1,109	1,110,386
Tronox Finance LLC, First Lien Initial Dollar Term Loan, 1 - 3 Month LIBOR + 3.000%	3.207(c)	09/23/24	1,390	1,389,507

				16,580,797

Commercial Services 4.5%

Adtalem Global Education, Inc.,
Term B Loan, 1 Month LIBOR + 3.000%	3.115(c)	04/11/25	1,779	1,763,805
Term Loan	— (p)	02/12/28	3,500	3,465,000
AlixPartners LLP,
Initial Dollar Term Loan, 1 Month LIBOR + 2.750%	3.250(c)	02/04/28	2,927	2,925,449
Allied Universal Holdco LLC/Allied Universal Finance Corp., Initial Term Loan, 1 Month LIBOR + 4.250%	4.365(c)	07/10/26	497	497,902
Amentum Government Services Holdings LLC, First Lien Tranche 2 Term Loan, 3 Month LIBOR + 4.750%^	5.500(c)	01/29/27	1,525	1,540,250
Fly Funding II Sarl (Luxembourg), Term Loan	— (p)	08/09/25	529	505,614

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Commercial Services (cont’d.)

Inmar, Inc., Initial Term Loan (First Lien), 3 Month LIBOR + 4.000%	5.000%(c)	05/01/24	1,274	$1,267,278
Intermediate Dutch Holdings (Netherlands), Term Loan	— (p)	02/05/28	2,275	2,277,134
IRI Holdings, Inc., First Lien Initial Term Loan, 1 Month LIBOR + 4.250%	4.365(c)	12/01/25	1,312	1,312,301
NorthRiver Midstream Finance LP (Canada), Initial Term B Loan, 3 Month LIBOR + 3.250%	3.488(c)	10/01/25	2,573	2,545,880
Parexel International Corp., Initial Term Loan, 1 Month LIBOR + 2.750%	2.865(c)	09/27/24	1,350	1,342,196
PSC Industrial Holdings Corp., Term Loan (First Lien), 1 Month LIBOR + 3.750%	4.750(c)	10/11/24	3,844	3,764,083
St. George’s University Scholastic Services LLC (Canada), Term Loan, 1 Month LIBOR + 3.250%	3.370(c)	07/17/25	2,718	2,703,168
Syniverse Holdings, Inc., Tranche C Term Loan, 3 Month LIBOR + 5.000%	6.000(c)	03/09/23	791	721,374
Travelport Finance Sarl (Luxembourg), Term Loan Non-PIK, 3 Month LIBOR + 8.000%	9.000(c)	02/28/25	244	242,393
TruGreen LP, Second Refinancing Term Loan, 1 Month LIBOR + 4.000%	4.750(c)	11/02/27	1,100	1,106,875
Tweddle Group, Inc., Effective Date Term Loan, 1 Month LIBOR + 4.500%^	5.500(c)	09/17/23	280	137,017
Verscend Holding Corp., Term B Loan, 1 Month LIBOR + 4.500%	4.615(c)	08/27/25	1,896	1,902,268

				30,019,987

Computers 4.1%

ConvergeOne Holdings Corp., First Lien Initial Term Loan, 1 Month LIBOR + 5.000%	5.115(c)	01/05/26	2,724	2,611,395
Dell International LLC, Term Loan	— (p)	09/19/25	1,725	1,729,783
Everi Payments, Inc.,
New Term B Loan, 1 Month LIBOR + 2.750%	3.500(c)	05/09/24	3,125	3,103,189
Term Loan, 1 Month LIBOR + 10.500%^	11.500(c)	05/09/24	1,244	1,293,500
Imprivata, Inc., Initial Term Loan, 1 Month LIBOR + 3.750%	4.250(c)	12/01/27	925	928,469
McAfee LLC, Term B USD Loan, 1 Month LIBOR + 3.750%	3.865(c)	09/30/24	2,377	2,381,052

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    17

Schedule of Investments  (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Computers (cont’d.)

Neustar, Inc.,
First Lien Term Loan B-4, 3 Month LIBOR + 3.500%	4.500%(c)	08/08/24	2,030	$1,954,106
Second Lien Initial Term Loan, 3 Month LIBOR + 8.000%	9.000(c)	08/08/25	548	492,917
Peak 10 Holding Corp., Initial Term Loan (First Lien), 3 Month LIBOR + 3.500%	3.754(c)	08/01/24	2,323	2,179,704
Peraton Corp.,
Term Loan^	— (p)	02/01/28	897	895,648
Term Loan^	— (p)	08/03/28	1,578	1,576,258
Procera Networks, Inc. (Canada), Initial Term Loan (First Lien), 1 Month LIBOR + 4.500%	4.615(c)	10/31/25	2,264	2,227,481
Redstone Buyer LLC, Initial Term Loan, 3 Month LIBOR + 5.000%	6.000(c)	09/01/27	1,446	1,459,935
SonicWall US Holdings, Inc., First Lien Term Loan, 3 Month LIBOR + 3.500%	3.682(c)	05/16/25	2,437	2,401,814
Surf Holdings LLC, Senior Secured First Lien Dollar Tranche Term Loan, 3 Month LIBOR + 3.500%	3.726(c)	03/05/27	500	497,500
VeriFone Systems, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 4.000%	4.182(c)	08/20/25	1,846	1,801,267

				27,534,018

Distribution/Wholesale 0.3%

KAR Auction Services, Inc., Tranche B-6 Term Loan, 1 Month LIBOR + 2.250%	2.375(c)	09/19/26	1,000	985,000
Resideo Funding, Inc., New Term Loan B, 3 Month LIBOR + 2.250%	2.750(c)	02/11/28	1,075	1,073,656

				2,058,656

Diversified Financial Services 3.2%

Avolon TLB Borrower U.S. LLC (Ireland), Term B-5 Loan, 1 Month LIBOR + 2.500%	3.250(c)	12/01/27	2,500	2,503,437
Blackhawk Network Holdings, Inc., First Lien Term Loan, 1 Month LIBOR + 3.000%	3.115(c)	06/16/25	2,164	2,138,982
Fly Willow Funding Ltd. (Cayman Islands), Term Loan, 2 Month LIBOR + 6.000%	7.000(c)	10/08/25	1,284	1,280,541
Focus Financial Partners LLC, Tranche B-3 Term Loan, 1 Month LIBOR + 2.000%	2.115(c)	07/03/24	1,950	1,943,501

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Diversified Financial Services (cont’d.)
GreenSky Holdings LLC,
Tranche B-1 Term Loan, 1 Month LIBOR + 3.250%^	3.375%(c)	03/31/25	1,231	$1,187,927
Tranche B-2 Term Loan, 1 Month LIBOR + 4.500%^	5.500(c)	03/31/25	721	714,161
Hudson River Trading LLC, 2020 Repriced Term Loans, 1 Month LIBOR + 3.000%	3.115(c)	02/18/27	2,620	2,613,311
Jefferies Finance LLC, 2020 Term Loan, 1 Month LIBOR + 3.750%	4.500(c)	06/03/26	2,294	2,292,011
2020 Term Loan, 1 Month LIBOR + 3.750%	4.500(c)	09/30/27	998	996,253
LiquidNet Holdings, Inc., Term Loan, 3 Month LIBOR + 3.250%	4.250(c)	05/15/24	1,271	1,260,643
Ocwen Financial Corp., Term B-1, 1 Month LIBOR + 6.500%	7.500(c)	05/16/22	1,203	1,214,883
VFH Parent LLC, Initial Term Loan, 1 Month LIBOR + 3.000%	3.111(c)	03/01/26	3,229	3,232,384

				21,378,034

Electric 1.2%
Calpine Corp., 2020 Term Loan, 1 Month LIBOR + 2.500%	2.620(c)	12/16/27	1,150	1,146,550
Term Loan	— (p)	04/05/26	1,700	1,689,982
Heritage Power LLC, Term Loan B, 6 Month LIBOR + 6.000%	7.000(c)	07/30/26	1,605	1,535,138
PG&E Corp., Term Loan B, 1 Month LIBOR + 3.000%	3.500(c)	06/23/25	3,360	3,367,124
Pike Corp., 2028 Term Loan, 1 Month LIBOR + 3.000%	3.120(c)	01/21/28	600	599,875

				8,338,669

Electrical Components & Equipment 0.2%
Energizer Holdings, Inc., Term Loan, 1 Month LIBOR + 2.250%	2.750(c)	12/22/27	1,075	1,073,321

Electronics 0.3%
Deliver Buyer, Inc., Term Loan	— (p)	05/01/24	840	845,250
Southwire Co. LLC, Term Loan	— (p)	05/17/25	1,009	1,003,910

				1,849,160

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    19

Schedule of Investments  (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Engineering & Construction 0.7%

Brand Energy & Infrastructure Services, Inc., Initial Term Loan, 3 Month LIBOR + 4.250%	5.250%(c)	06/21/24	1,787	$1,778,875
Landry’s Finance Acquisition Co., 2020 Initial Term Loan, 3 Month LIBOR + 12.000%^	13.000(c)	10/06/23	91	104,644
Refficiency Holdings LLC, Initial Term Loan, 3 Month LIBOR + 4.000%	4.750(c)	12/16/27	650	650,541
TRC Companies, Inc., Refinancing Term Loan, 1 Month LIBOR + 4.500%^	5.250(c)	06/21/24	960	962,400
VM Consolidated, Inc., Term Loan B-1, 1 Month LIBOR + 3.250%	3.365(c)	02/28/25	1,496	1,495,319

				4,991,779

Entertainment 2.1%

Allen Media LLC, Initial Term Loan, 3 Month LIBOR + 5.500%	5.754(c)	02/10/27	3,361	3,357,213
AMC Entertainment Holdings, Inc., Term B-1 Loan, 3 Month LIBOR + 3.000%	3.195(c)	04/22/26	744	634,000
CBAC Borrower LLC, Term Loan	— (p)	07/08/24	950	910,416
CCM Merger, Inc., Term B Loan, 1 Month LIBOR + 3.750%	4.500(c)	11/04/25	725	727,945
Playtika Holding Corp., Term B Loan, 3 Month LIBOR + 6.000%	7.000(c)	12/10/24	2,072	2,077,727
Scientific Games International, Inc., Initial Term B-5 Loan, 1 Month LIBOR + 2.750%	2.865(c)	08/14/24	3,991	3,923,697
Twin River Management Group, Inc., Term B Facility Loan, 3 Month LIBOR + 2.750%	3.004(c)	05/11/26	1,000	991,250
Twin River Worldwide Holdings, Inc., Term B-1 Facility Loan, 3 Month LIBOR + 8.000%	9.000(c)	05/11/26	1,393	1,488,769

				14,111,017

Environmental Control 0.5%

GFL Environmental, Inc. (Canada), 2020 Term Loan, 3 Month LIBOR + 3.000% (Cap N/A, Floor 0.500%)	3.500(c)	05/30/25	2,165	2,173,738
Packers Holdings LLC, Term Loan, 1 Month LIBOR + 4.000%	4.750(c)	12/04/24	925	925,386

				3,099,124

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

BANK LOANS (Continued)

Foods 1.5%

CSM Bakery Solutions LLC, First Lien Term Loan Non-PIK, 3 Month LIBOR + 6.250%	7.250%(c)	01/04/22		2,846	$2,829,877
Dairyland USA Corp., 2020 Extended Term Loan, 1 Month LIBOR + 5.500%^	5.610(c)	06/22/25		808	804,120
Froneri US, Inc. (United Kingdom), Second Lien Facility Loan, 1 Month LIBOR + 2.250%	2.365(c)	01/29/27	EUR	1,000	990,682
H-Food Holdings LLC, Initial Term Loan, 1 Month LIBOR + 3.688%	3.802(c)	05/23/25		1,204	1,195,626
Milk Specialties Co., New Term Loan, 1 Month LIBOR + 4.000%	5.000(c)	08/16/23		2,638	2,638,551
Shearer’s Foods LLC, Term Loan	— (p)	09/23/27		1,600	1,607,142

					10,065,998

Forest Products & Paper 0.3%

Pixelle Specialty Solutions LLC, Initial Term Loan, 1 Month LIBOR + 6.500%	7.500(c)	10/31/24		438	437,517
Schweitzer-Mauduit International, Inc., Term Loan^	— (p)	03/31/28		1,270	1,263,650

					1,701,167

Hand/Machine Tools 0.1%

Alliance Laundry Systems LLC, Initial Term B Loan, 3 Month LIBOR + 3.500%	4.250(c)	10/08/27		375	376,205

Healthcare-Products 0.4%

CPI Holdco LLC, First Lien Term B-1 Loan, 1 Month LIBOR + 4.000%	4.115(c)	11/04/26		1,120	1,124,981
Ortho-Clinical Diagnostics, Inc. (Luxembourg), Refinancing Term Loan, 1 - 3 Month LIBOR + 3.250%	3.362(c)	06/30/25		940	940,152
Sotera Health Holdings LLC, Term Loan, 2 Month LIBOR + 2.750%	3.250(c)	12/13/26		900	899,625

					2,964,758

Healthcare-Services 5.2%

Accelerated Health Systems LLC, Initial Term Loan, 1 Month LIBOR + 3.500%^	3.611(c)	10/31/25		1,898	1,888,840

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    21

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Healthcare-Services (cont’d.)

Air Medical Group Holdings, Inc., 2017-2 New Term Loan, 3 Month LIBOR + 4.250%	5.250%(c)	03/14/25	1,083	$1,080,817
Air Methods Corp., Term Loan	— (p)	04/21/24	800	775,857
Alliance Healthcare Services, Inc., First Lien Initial Term Loan - Non-PIK, 1 Month LIBOR + 4.500%	5.500(c)	10/24/23	1,654	1,521,485
Second Lien Initial Term Loan Non-PIK, 1 Month LIBOR + 11.000%^	12.000(c)	04/24/24	853	358,096
ATI Holdings Acquisition, Inc., Initial Term Loan (First Lien), 3 Month LIBOR + 3.500%	4.500(c)	05/10/23	3,935	3,930,314
BW NHHC Holdco, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 5.000%	5.220(c)	05/15/25	1,008	920,811
Catalent Pharma Solutions, Inc., Term Loan^	— (p)	02/22/28	1,176	1,179,026
DentalCorp Perfect Smile ULC (Canada), Initial Term Loan, 1 Month LIBOR + 3.750%	4.750(c)	06/06/25	2,332	2,314,151
Envision Healthcare Corp., Initial Term Loan, 1 Month LIBOR + 3.750%	3.865(c)	10/10/25	758	650,786
Explorer Holdings, Inc., First Lien Initial Term Loan, 1 Month LIBOR + 4.500%	5.500(c)	02/04/27	1,623	1,629,498
Gentiva Health Services, Inc., Term B-1 Loan, 1 Month LIBOR + 2.750%	2.875(c)	07/02/25	2,599	2,602,053
LifePoint Health, Inc., First Lien Term B Loan, 1 Month LIBOR + 3.750%	3.865(c)	11/17/25	2,040	2,041,109
Medical Solutions Holdings, Inc., Closing Date Term Loan (First Lien), 3 Month LIBOR + 4.500%	5.500(c)	06/14/24	1,827	1,827,411
Phoenix Guarantor, Inc., Term Loan	— (p)	03/05/26	3,000	3,000,936
Term Loan B, 1 Month LIBOR + 3.750%	4.250(c)	03/05/26	725	725,186
PPD, Inc., Initial Term Loan, 1 Month LIBOR + 2.250%	2.750(c)	01/13/28	300	300,750
Radnet Management, Inc., Term B-1 Loan (First Lien), 6 Month LIBOR + 3.750%/PRIME + 2.750%	5.375(c)	06/30/23	2,026	2,026,136
Select Medical Corp., Tranche B Term Loan, 3 Month LIBOR + 2.250%	2.530(c)	03/06/25	1,750	1,744,531
Sound Inpatient Physicians, Inc., Second Lien Initial Loan, 1 Month LIBOR + 6.750%	6.865(c)	06/26/26	2,101	2,100,800

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Healthcare-Services (cont’d.)

Surgery Center Holdings, Inc., Initial Term Loan, 1 Month LIBOR + 3.250%	4.250%(c)	09/02/24	1,097	$1,092,880
US Anesthesia Partners, Inc., Initial Term Loan (First Lien), 3 Month LIBOR + 3.000%	4.000(c)	06/24/24	662	657,709

				34,369,182

Home Furnishings 0.2%

Weber-Stephen Products LLC, Initial Term B Loan, 3 Month LIBOR + 3.250%	4.000(c)	10/30/27	1,150	1,153,902

Household Products/Wares 0.2%

Diamond BC BV, Amendment No. 1 Term Loan, 1 Month LIBOR + 5.000%	6.000(c)	09/06/24	549	543,825
Spectrum Brands, Inc., Term Loan^	— (p)	02/19/28	825	827,062

				1,370,887

Insurance 1.6%

Acrisure LLC, Term Loan B 2020, 1 Month LIBOR + 3.500%	3.615(c)	02/15/27	2,250	2,232,423
AmWINS Group, Inc., Term Loan	— (p)	02/19/28	1,634	1,633,387
Asurion LLC, New B-8 Term Loan, 1 Month LIBOR + 3.250%	3.365(c)	12/23/26	846	842,895
Second Lien Term Loan B-3, 1 Month LIBOR + 5.250%	5.365(c)	01/31/28	725	745,240
Term Loan	— (p)	11/03/24	1,138	1,134,556
Term Loan	— (p)	08/31/27	2,600	2,590,250
Howden Group Holdings Ltd. (United Kingdom), First Lien Term Loan, 3 Month LIBOR + 3.250%	4.000(c)	11/12/27	1,507	1,509,324

				10,688,075

Internet 0.8%

Acuris Finance Us, Inc., Term Loan B, 3 Month LIBOR + 4.000%	4.500(c)	02/04/28	1,225	1,231,125
Go Daddy Operating Co. LLC, Tranche B-3 Term Loan, 1 Month LIBOR + 2.500%	2.615(c)	08/10/27	997	997,632

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    23

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Internet (cont’d.)

MH Sub I LLC, 2020 June New Term Loan, 1 Month LIBOR + 3.750%	4.750%(c)	09/13/24	1,795	$1,790,441
Northwest Fiber LLC, First Lien Term B-2 Loan, 3 Month LIBOR + 3.750%	3.866(c)	04/30/27	655	656,443
Uber Technologies, Inc., Term Loan	— (p)	02/25/27	550	550,688

				5,226,329

Investment Companies 0.1%

EIG Management Co. LLC, Initial Term Loan, 1 Month LIBOR + 3.750%^	4.500(c)	02/24/25	976	978,831

Iron/Steel 0.1%

Helix Acquisition Holdings, Inc., Amendment No. 3 Incremental Term Loan, 3 Month LIBOR + 3.750%	4.004(c)	09/30/24	665	640,763
TMS International Corp, Term B-3 Loan, 1 - 3 Month LIBOR + 2.750%^	3.750(c)	08/14/24	250	249,375

				890,138

Leisure Time 0.6%

Alterra Mountain Co., First Lien Term Loan, 1 Month LIBOR + 4.500%	5.500(c)	08/01/26	995	999,593
Bombardier Recreational Products, Inc. (Canada), 2020 Replacement Term Loan, 1 Month LIBOR + 2.000%	2.115(c)	05/24/27	1,972	1,959,906
Recess Holdings, Inc., Initial Term Loan (First Lien), 3 Month LIBOR + 3.750%	4.750(c)	09/30/24	856	846,003

				3,805,502

Lodging 1.2%

Caesars Resort Collection LLC,
Term B Loan, 1 Month LIBOR + 2.750%	2.865(c)	12/23/24	2,040	2,019,143
Term B-1 Loan, 1 Month LIBOR + 4.500%	4.615(c)	07/21/25	3,022	3,028,989

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Lodging (cont’d.)

CityCenter Holdings LLC, Refinancing Term Loan, 1 Month LIBOR + 2.250%	3.000%(c)	04/18/24	2,143	$2,123,290
Station Casinos LLC, Term B-1 Facility Loan, 1 Month LIBOR + 2.250%	2.500(c)	02/08/27	1,000	988,409

				8,159,831

Machinery-Construction & Mining 0.4%

Brookfield WEC Holdings, Inc., Refinancing No. 2 Term Loan, 1 Month LIBOR + 2.750%	3.250(c)	08/01/25	500	498,672
Terex Corp., Incremental U.S. Term Loan (2018), 3 Month LIBOR + 2.000%	2.750(c)	01/31/24	348	347,514
Vertiv Group Corp., Initial Term Loan, 1 Month LIBOR + 3.000%	3.120(c)	03/02/27	1,647	1,648,666

				2,494,852

Machinery-Diversified 1.2%

CD&R Hydra Buyer, Inc., Second Lien Initial Term Loan, 1 Month LIBOR + 8.000%	9.000(c)	04/30/26	300	232,500
Douglas Dynamics LLC, 2020 Additional Term B Loan, 1 Month LIBOR + 3.750%^	4.750(c)	06/08/26	3,137	3,136,536
MTS Systems Corp., New Tranche B Term Loan, 1 Month LIBOR + 3.250%^	4.000(c)	07/05/23	1,500	1,498,125
New VAC US LLC (Germany), Term B Loan, 3 Month LIBOR + 4.000%^	5.000(c)	03/08/25	1,605	1,307,769
Verticcal US Newco, Inc., Facility B Loan, 1 - 6 Month LIBOR + 4.250%	4.522(c)	07/30/27	1,596	1,608,768

				7,783,698

Media 1.8%

CSC Holdings LLC, October 2018 Incremental Term Loan, 1 Month LIBOR + 2.250%	2.361(c)	01/15/26	2,712	2,694,658
September 2019 Term Loan, 1 Month LIBOR + 2.500%	2.611(c)	04/15/27	750	747,539

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    25

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Media (cont’d.)

Entercom Media Corp., Term Loan B-2, 1 Month LIBOR + 2.500%	2.618%(c)	11/18/24	998	$982,900
EW Scripps Co, Tranche B-3 Term Loan, 1 Month LIBOR + 3.000%	3.750(c)	01/07/28	1,050	1,050,819
iHeartCommunications, Inc., Second Amendment Incremental Term Loan, 1 Month LIBOR + 4.000%	4.750(c)	05/01/26	2,267	2,270,209
Meredith Corp.,
Term B-2 Loan, 1 Month LIBOR + 2.500%	2.615(c)	01/31/25	528	525,643
Tranche B-3 Term Loan, 3 Month LIBOR + 4.250%	5.250(c)	01/31/25	871	886,224
Sinclair Television Group, Inc., Term B-2 Loan, 1 Month LIBOR + 2.500%	2.620(c)	09/30/26	748	744,521
Univision Communications, Inc., 2020 Replacement New First-Lien Term Loans, 1 Month LIBOR + 3.750%	4.750(c)	03/15/26	2,191	2,200,519

				12,103,032

Metal Fabricate/Hardware 1.7%

Crosby US Acquisition Corp., First Lien Initial Term Loan, 1 Month LIBOR + 4.750%^	4.861(c)	06/26/26	3,429	3,395,089
Form Technologies LLC, Term Loan B, 3 Month LIBOR + 5.000%^	6.000(c)	07/22/25	4,653	4,653,429
Hillman Group Inc,
Term Loan^	— (p)	04/30/28	1,517	1,516,983
Term Loan^	— (p)	04/30/28	308	308,017
Tank Holding Corp., First Lien 2020 Incremental Term Loan, 3 Month LIBOR + 5.000%	5.750(c)	03/26/26	1,638	1,645,507

				11,519,025

Miscellaneous Manufacturing 0.3%

Jadex, Inc.,
Term Loan^	— (p)	02/18/28	2,350	2,326,500

Oil & Gas 1.1%

Ascent Resources Utica Holdings LLC, Second Lien Term Loan, 3 Month LIBOR + 9.000%	10.000(c)	11/01/25	1,625	1,798,672

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Oil & Gas (cont’d.)

Citgo Holding, Inc., Term Loan, 3 Month LIBOR + 7.000%	8.000%(c)	08/01/23	3,311	$3,161,563
Citgo Petroleum Corp., 2019 Incremental Term B Loan, 3 Month LIBOR + 6.250%	7.250(c)	03/28/24	2,050	2,053,366

				7,013,601

Packaging & Containers 4.1%

Albea Beauty Holdings Sarl (France), Facility B2, 3 Month LIBOR + 3.000%^	4.000(c)	04/22/24	247	238,781
Altium Packaging LLC, 2021 Term Loan, 3 Month LIBOR + 2.750%	3.250(c)	02/03/28	1,375	1,372,422
BWay Holding Co., Initial Term Loan, 3 Month LIBOR + 3.250%	3.425(c)	04/03/24	1,000	981,786
Charter NEX US, Inc., First Lien Term Loan, 1 Month LIBOR + 4.250%	5.000(c)	12/01/27	1,950	1,964,625
Flex Acquisition Co., Inc.,
Initial Term Loan, 3 Month LIBOR + 3.000%	4.000(c)	12/29/23	1,500	1,497,421
Term Loan	— (p)	02/24/28	600	597,000
Graham Packaging Co., Inc., New Term Loan, 1 Month LIBOR + 3.500%	4.500(c)	08/04/27	3,003	3,006,350
LABL, Inc., Term Loan	— (p)	07/02/26	1,500	1,506,093
Plaze, Inc., 2020 - 1 Additional Term Loan, 1 Month LIBOR + 4.250%	5.250(c)	08/03/26	3,923	3,907,977
Pregis Topco LLC, First Lien Initial Term Loan, 1 Month LIBOR + 3.750%	3.865(c)	07/31/26	948	948,002
Pregis TopCo LLC, Second Amendment Incremental Term Loan, 1 Month LIBOR + 4.250%^	5.000(c)	07/31/26	700	703,500
Pretium PKG Holdings, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 4.000%	4.750(c)	11/05/27	1,550	1,555,812
Proampac PG Borrower LLC, 2020-1 Term Loan, 1 - 3 Month LIBOR + 4.000%	5.000(c)	11/02/25	2,500	2,500,000
Reynolds Group Holdings, Inc.,
Incremental U.S. Term Loan, 1 Month LIBOR + 2.750%	2.865(c)	02/06/23	1,438	1,433,528
Tranche B-2 US Term Loan, 1 Month LIBOR + 3.250%	3.365(c)	02/05/26	2,825	2,812,641

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    27

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Packaging & Containers (cont’d.)

Tosca Services LLC, 2021 Refinancing Term Loan, 3 Month LIBOR + 3.500%	4.250%(c)	08/18/27	893	$895,976
TricorBraun Holdings, Inc.,
Term Loan	— (p)	01/29/28	959	958,173
Term Loan	— (p)	01/29/28	216	215,522

				27,095,609

Pharmaceuticals 4.0%

Amneal Pharmaceuticals LLC, Initial Term Loan, 1 Month LIBOR + 3.500%	3.625(c)	05/04/25	5,219	5,143,292
Arbor Pharmaceuticals LLC, Initial Term Loan, 1 - 3 Month LIBOR + 5.000%	6.000(c)	07/05/23	1,386	1,349,137
Change Healthcare Holdings LLC, Closing Date Term Loan, 1 Month LIBOR + 2.500%	3.500(c)	03/01/24	7,000	7,006,566
Endo Luxembourg Finance Co., Initial Term Loan, 3 Month LIBOR + 4.250%	5.000(c)	04/29/24	2,440	2,429,072
Horizon Therapeutics USA, Inc., Term Loan^	— (p)	03/31/28	2,587	2,587,000
Lannett Co., Inc., Initial Tranche B Term Loan, 3 Month LIBOR + 5.375%	6.375(c)	11/25/22	2,517	2,397,550
Mallinckrodt International Finance SA, 2017 Term B Loan, 3 Month LIBOR + 4.750%	5.500(c)	09/24/24	675	651,556
Milano Acquisition Corp., Term B Loan, 3 Month LIBOR + 4.000%	4.750(c)	10/01/27	3,825	3,805,875
Packaging Coordinators Midco, Inc., First Lien Term B Loan, 3 Month LIBOR + 3.750%	4.500(c)	11/30/27	900	903,094
PetVet Care Centers LLC, 2021 First Lien New Term Loan, 1 Month LIBOR + 3.500%	4.250(c)	02/14/25	600	600,375

				26,873,517

Pipelines 0.6%

Buckeye Partners LP, Tranche B - First Lien Term Loan, 1 Month LIBOR + 2.250%	2.370(c)	11/01/26	950	948,153

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Pipelines (cont’d.)

Prairie ECI Acquiror, LP, Initial Term Loan, 1 Month LIBOR + 4.750%	4.865%(c)	03/11/26	1,716	$1,683,004
RS Ivy Holdco, Inc., Initial Term Loan, 3 Month LIBOR + 5.500%^	6.500(c)	12/23/27	1,075	1,064,250

				3,695,407

Private Equity 0.3%

HarbourVest Partners, LP, Term Loan, 1 Month LIBOR + 2.250%^	2.362(c)	03/03/25	2,007	2,001,856

Real Estate 1.7%

ASP MCS Acquisition Corp., Senior Secured Loan, 3 Month LIBOR + 6.000%^	7.000(c)	10/02/25	70	68,529
Brookfield Property REIT, Inc., Initial Term B Loan, 1 Month LIBOR + 2.500%	2.615(c)	08/27/25	1,496	1,456,109
Brookfield Retail Holdings VII Sub LLC, Initial Term A-2 Loan, 1 Month LIBOR + 3.000%	3.118(c)	08/28/23	5,700	5,577,450
Cushman & Wakefield PLC, Replacement Term Loan, 1 Month LIBOR + 2.750%	2.865(c)	08/21/25	875	868,895
Lightstone HoldCo LLC,
2018 Refinancing Term B Facility, 3 Month LIBOR + 3.750%	4.750(c)	01/30/24	3,700	3,165,819
2018 Refinancing Term C Facility, 3 Month LIBOR + 3.750%	4.750(c)	01/30/24	209	178,557

				11,315,359

Real Estate Investment Trusts (REITs) 1.3%

Blackstone Mortgage Trust, Inc.,
Term B-2 Loan, 1 Month LIBOR + 4.750%^	5.750(c)	04/23/26	746	748,116
Term Loan, 1 Month LIBOR + 2.250%^	2.365(c)	04/23/26	3,172	3,124,705
Starwood Property Mortgage LLC, Incremental Term B-2 Dollar Loan, 3 Month LIBOR + 3.500%^	4.250(c)	07/26/26	1,400	1,400,000
StarWood Property Mortgage LLC, Initial Term Loan, 1 Month LIBOR + 2.500%	2.615(c)	07/26/26	750	745,781
VICI Properties 1 LLC, Term B Loan, 1 Month LIBOR + 1.750%	1.861(c)	12/20/24	2,550	2,532,150

				8,550,752

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    29

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Retail 5.7%

84 Lumber Co., Term Loan^	—%(p)	11/13/26	625	$627,344
Ashco LLC, Initial Term Loan, 1 Month LIBOR + 5.000%	5.750(c)	09/25/24	2,619	2,620,112
Bass Pro Group LLC, Term Loan	— (p)	03/31/28	5,075	5,049,625
Beacon Roofing Supply, Inc., Initial Term Loan, 1 Month LIBOR + 2.250%	2.365(c)	01/02/25	1,101	1,097,899
EG America LLC (United Kingdom),
Additional Facility Loan, 3 Month LIBOR + 4.000%	4.254(c)	02/07/25	1,518	1,513,203
Second Lien Facility, 3 Month LIBOR + 8.000%	9.000(c)	04/20/26	1,732	1,702,996
Floor & Decor Outlets of America, Inc., Term Loan	— (p)	02/14/27	1,200	1,200,000
Foundation Building Materials, Inc., First Lien Initial Term Loan, 1 Month LIBOR + 3.250%	3.750(c)	01/29/28	1,600	1,596,499
Gannett Holdings LLC, First Lien Term Loan, 3 Month LIBOR + 7.000%^	7.750(c)	02/09/26	2,522	2,522,475
Harbor Freight Tools USA, Inc., 2020 Initial Term Loan, 3 Month LIBOR + 3.250%	4.000(c)	10/19/27	1,555	1,560,334
Hoffmaster Group, Inc., Tranche B-1 Term Loan, 3 Month LIBOR + 4.000%	5.000(c)	11/21/23	837	767,440
IRB Holding Corp., Fourth Amendment Incremental Term Loan, 1 Month LIBOR + 3.250%	4.250(c)	12/15/27	1,000	1,003,594
Kodiak BP LLC, Term Loan	— (p)	03/31/28	1,125	1,119,375
LBM Acquisition LLC,
First Lien Initial Term Loan, 3 Month LIBOR + 3.750%	4.500(c)	12/17/27	1,727	1,730,157
Term Loan	— (p)	12/17/27	384	384,479
Neiman Marcus Group Ltd. LLC, Exit Term Loan, 3 Month LIBOR + 12.000%	13.000(c)	09/25/25	1,821	1,957,245
Park River Holdings, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 3.250%	4.000(c)	12/28/27	1,425	1,426,337
Petco Health & Wellness Co., Inc., Term Loan	— (p)	03/31/28	3,250	3,235,781
Rough Country LLC, Term Loan (First Lien), 3 Month LIBOR + 3.750%^	4.750(c)	05/25/25	2,373	2,367,068
Serta Simmons Bedding LLC, New Money Facility 2016, 1 Month LIBOR + 7.500%	8.500(c)	08/10/23	1,791	1,807,418

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Retail (cont’d.)

Staples, Inc., 2019 Refinancing New Term B-1 Loans, 3 Month LIBOR + 5.000%	5.205%(c)	04/16/26	831	$813,675
White Cap Buyer LLC, Initial Closing Date Term Loan, 3 Month LIBOR + 4.000%	4.500(c)	10/19/27	2,047	2,052,720

				38,155,776

Semiconductors 0.3%

Natel Engineering Co., Inc., Initial Term Loan, 1 - 3 Month LIBOR + 5.000%	6.000(c)	04/30/26	1,871	1,779,544

Software 9.9%

athenahealth, Inc., Additional Term B-1, 3 Month LIBOR + 4.250%	4.453(c)	02/11/26	1,750	1,758,020
Boxer Parent Co., Inc.,
Initial Dollar Term Loan, 3 Month LIBOR + 3.750%	3.898(c)	10/02/25	4,550	4,551,811
Term Loan	— (p)	10/02/25	1,937	1,936,178
Bracket Intermediate Holding Corp., First Lien Initial Term Loan, 3 Month LIBOR + 4.250%	4.488(c)	09/05/25	750	748,438
Camelot Co. (Luxembourg), Amendment No. 2 Incremental Term Loans, 1 Month LIBOR + 3.000%	4.000(c)	10/30/26	1,375	1,377,406
Championx Holding, Inc., Dollar Term Loan (Second Lien), 3 Month LIBOR + 7.250%	8.250(c)	06/13/25	3,608	3,631,390
Cloudera, Inc., Term Loan, 1 Month LIBOR + 2.500%^	3.250(c)	12/22/27	850	850,000
CommerceHub, Inc., First Lien Term Loan, 1 Month LIBOR + 4.000%^	4.750(c)	12/29/27	750	753,750
CT Technologies Intermediate Holdings, Inc., Initial Term Loan, 1 Month LIBOR + 5.000%	6.000(c)	12/16/25	1,075	1,079,031
Dcert Buyer, Inc., Term Loan	— (p)	10/16/26	1,500	1,500,312
Dun & Bradstreet Corp, Term Loan B, 1 Month LIBOR + 3.250%	3.365(c)	02/06/26	4,563	4,569,594
EagleView Technology Corp., First Lien Term Loan, 3 Month LIBOR + 3.500%	3.690(c)	08/14/25	3,874	3,818,967
EQT Box Merger Sub, Inc., Term Loan^	— (p)	04/30/28	1,050	1,050,000

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    31

Schedule of Investments  (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Software (cont’d.)

Exela Intermediate LLC, 2018 Repriced Term Loan, 3 Month LIBOR + 6.500%	7.500%(c)	07/12/23	2,741	$982,172
Finastra USA, Inc., First Lien Dollar Term Loan, 3 Month LIBOR + 3.500%	4.500(c)	06/13/24	4,973	4,916,141
First Advantage Holdings LLC, Term Loan	— (p)	01/31/27	1,250	1,245,702
GlobalLogic Holdings, Inc., 2020 Incremental Term B-2 Loans, 1 Month LIBOR + 3.750%^	4.500(c)	09/14/27	623	626,555
Grab Holdings, Inc. (Singapore), Initial Term Loan, 1 - 6 Month LIBOR + 4.500%	5.500(c)	01/29/26	1,250	1,250,521
Greeneden U.S. Holdings II LLC, B-4 Dollar Term Loan, 1 Month LIBOR + 4.000%	4.750(c)	12/01/27	1,725	1,731,964
Informatica LLC, Second Lien Initial Loan	7.125	02/25/25	650	665,709
MA FinanceCo LLC (United Kingdom), Tranche B-3 Term Loan, 1 Month LIBOR + 2.750%	2.865(c)	06/21/24	103	102,200
Marcel Bidco LLC (Germany), Term Loan, 2 Month LIBOR + 4.000%^	4.750(c)	12/31/27	825	827,062
Micro Holding Corp., Amendment No. 2 Initial Term Loan (First Lien), 1 Month LIBOR + 3.500%	3.615(c)	09/13/24	1,254	1,250,374
Quest Software US Holdings, Inc., Initial Term Loan (First Lien), 3 Month LIBOR + 4.250%	4.462(c)	05/16/25	3,769	3,776,887
Rackspace Technology Global, Inc., Term B Loan, 3 Month LIBOR + 2.750%	3.500(c)	02/15/28	3,325	3,322,922
RealPage, Inc., Term Loan	— (p)	02/18/28	1,475	1,475,922
Renaissance Holding Corp., Term Loan	— (p)	05/30/25	1,525	1,508,987
Seattle Escrow Borrower LLC, Initial Term Loan, 1 Month LIBOR + 2.750%	2.865(c)	06/21/24	699	690,180
Software Luxembourg Acquisition Sarl (Luxembourg),
Second Out Term Loan, 3 Month LIBOR + 7.500%	8.500(c)	04/27/25	532	530,191
Senior Secured Term Loan, 3 Month LIBOR + 7.500%	8.500(c)	12/27/24	2,240	2,292,748
SolarWinds Holdings, Inc., 2018 Refinancing Term Loan, 1 Month LIBOR + 2.750%	2.865(c)	02/05/24	2,250	2,214,844
TIBCO Software, Inc.,
Second Lien Term Loan, 1 Month LIBOR + 7.250%	7.370(c)	03/03/28	425	428,896
Term Loan B-3, 1 Month LIBOR + 3.750%	3.870(c)	06/30/26	2,889	2,882,713

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Software (cont’d.)

UKG, Inc., 2021 Incremental Term Loan, 3 Month LIBOR + 3.250%	4.000%(c)	05/04/26	1,125	$1,130,625
Ultimate Software Group, Inc., Second Lien Initial Term Loan, 3 Month LIBOR + 6.750%	7.500(c)	05/03/27	375	386,719
Vision Solutions, Inc., 2021 Refinancing Term Loan, 3 Month LIBOR + 4.750%	5.500(c)	08/16/24	2,325	2,329,836
Zelis Payments Buyer, Inc., Term B-1 Loan, 1 Month LIBOR + 3.500%	3.623(c)	09/30/26	2,100	2,101,875

				66,296,642

Telecommunications 3.6%

CCI Buyer, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 4.000%	4.750(c)	12/17/27	1,100	1,107,700
CenturyLink, Inc., Term B Loan, 1 Month LIBOR + 2.250%	2.365(c)	03/15/27	3,119	3,105,742
Connect Finco Sarl (United Kingdom), Amendment No. 1 Refinancing Term Loan, 1 Month LIBOR + 3.500%	4.500(c)	12/11/26	798	800,555
Consolidated Communications Holdings, Inc., Initial Term Loan, 1 Month LIBOR + 4.750%	5.750(c)	10/02/27	773	777,143
Delta Topco, Inc., First Lien Term Loan, 3 Month LIBOR + 3.750%	4.500(c)	12/01/27	1,700	1,707,820
Global Tel Link Corp.,
First Lien Term Loan, 1 Month LIBOR + 4.250%	4.365(c)	11/29/25	2,071	1,944,716
Second Lien Term Loan, 1 Month LIBOR + 8.250%	8.365(c)	11/29/26	825	627,000
GTT Communications BV, Priming Initial Term Loan - PIK, 1 Month LIBOR + 7.500%^	8.500(c)	12/31/21	80	78,749
GTT Communications, Inc.,
Closing Date U.S. Term Loan, 3 Month LIBOR + 2.750%	3.000(c)	05/30/25	837	651,114
Priming Delayed Draw Term Loan, 1 Month LIBOR + 5.000%^	6.000(c)	12/28/21	140	137,391
Iridium Satellite LLC, Term B-1 Loan, 1 Month LIBOR + 2.750%	3.750(c)	11/04/26	1,797	1,804,533
MLN US HoldCo LLC, Term B Loan (First Lien), 1 Month LIBOR + 4.500%	4.613(c)	11/30/25	2,982	2,777,124

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    33

Schedule of Investments  (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Telecommunications (cont’d.)

Securus Technologies Holdings, Inc., Initial Term Loan (First Lien), 3 Month LIBOR + 4.500%	5.500%(c)	11/01/24	1,502	$1,382,876
West Corp.,
Incremental B1 Term Loan, 1 - 3 Month LIBOR + 3.500%	4.500(c)	10/10/24	841	822,091
Initial Term B Loan, 1 - 3 Month LIBOR + 4.000%	5.000(c)	10/10/24	1,876	1,846,480
Xplornet Communications, Inc. (Canada), Initial Term Loan, 1 Month LIBOR + 4.750%	4.865(c)	06/10/27	2,742	2,755,063
Zayo Group Holdings, Inc., Term Loan	— (p)	03/09/27	1,500	1,496,710

				23,822,807

Textiles 0.5%

ASP Unifrax Holdings, Inc., USD Term Loan (First Lien), 3 Month LIBOR + 3.750%	4.004(c)	12/12/25	3,747	3,569,994

Transportation 1.1%

Daseke Co., Inc., Replacement Term Loan, 1 Month LIBOR + 5.000%	6.000(c)	02/27/24	1,533	1,535,228
Savage Enterprises LLC, First Lien Term Loan B, 1 Month LIBOR + 3.000%	3.120(c)	08/01/25	1,087	1,088,059
XPO Logistics, Inc., Term Loan^	— (p)	02/24/25	4,800	4,800,000

				7,423,287

TOTAL BANK LOANS (cost $536,611,776)				535,497,046

CORPORATE BONDS 13.1%

Aerospace & Defense 0.5%

Boeing Co. (The),
Sr. Unsec’d. Notes	5.150	05/01/30	1,625	1,893,507
Sr. Unsec’d. Notes	5.805	05/01/50	1,125	1,450,496

				3,344,003

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines 0.1%

Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., Sr. Sec’d. Notes, 144A	5.750%	01/20/26	375	$393,527

Auto Manufacturers 0.2%

Ford Motor Co., Sr. Unsec’d. Notes	9.000	04/22/25	1,200	1,451,112

Banks 6.7%

Bank of America Corp.,
Jr. Sub. Notes, Series JJ	5.125(ff)	06/20/24(oo)	1,500	1,577,780
Jr. Sub. Notes, Series MM	4.300(ff)	01/28/25(oo)	9,670	9,845,706
Citigroup, Inc.,
Jr. Sub. Notes, Series U	5.000(ff)	09/12/24(oo)	7,875	8,098,251
Jr. Sub. Notes, Series V	4.700(ff)	01/30/25(oo)	6,980	7,063,926
JPMorgan Chase & Co., Jr. Sub. Notes, Series II	4.000(ff)	04/01/25(oo)	18,334	18,176,731

				44,762,394

Building Materials 0.5%

SRM Escrow Issuer LLC, Sr. Sec’d. Notes, 144A	6.000	11/01/28	2,400	2,497,848
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.000	02/15/27	935	966,629

				3,464,477

Diversified Financial Services 0.1%

Nationstar Mortgage Holdings, Inc., Gtd. Notes, 144A	5.125	12/15/30	535	546,006
PHH Mortgage Corp., Sr. Sec’d. Notes, 144A	7.875	03/15/26	300	305,250

				851,256

Electric 0.3%

Calpine Corp., Sr. Unsec’d. Notes, 144A	5.000	02/01/31	650	643,030

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    35

Schedule of Investments  (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

NRG Energy, Inc.,
Gtd. Notes	6.625%	01/15/27	1,000	$1,039,875
Gtd. Notes	7.250	05/15/26	500	519,978

				2,202,883

Entertainment 0.3%

AMC Entertainment Holdings, Inc., Sec’d. Notes, 144A, Cash coupon 10.000% / PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	12.000	06/15/26	779	603,526
Scientific Games International, Inc., Gtd. Notes, 144A	8.625	07/01/25	1,250	1,345,648

				1,949,174

Healthcare-Services 0.1%

Tenet Healthcare Corp., Gtd. Notes, 144A	6.125	10/01/28	375	394,666

Home Builders 0.2%

Beazer Homes USA, Inc., Gtd. Notes	5.875	10/15/27	500	522,486
M/I Homes, Inc., Gtd. Notes	5.625	08/01/25	775	804,270

				1,326,756

Lodging 0.3%

Full House Resorts, Inc., Sr. Sec’d. Notes, 144A	8.250	02/15/28	450	476,989
MGM Resorts International, Gtd. Notes	4.750	10/15/28	1,525	1,590,837

				2,067,826

Media 0.6%

Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625	08/15/27	3,075	1,584,184
Sr. Sec’d. Notes, 144A	5.375	08/15/26	2,080	1,471,475

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

DISH DBS Corp., Gtd. Notes(a)	7.750%	07/01/26	1,000	$1,098,929

				4,154,588

Mining 0.2%

Novelis Corp., Gtd. Notes, 144A	5.875	09/30/26	1,000	1,043,059

Miscellaneous Manufacturing 0.4%

Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.500	12/01/24	450	422,480
Sr. Unsec’d. Notes, 144A(a)	7.875	04/15/27	2,375	2,133,224

				2,555,704

Oil & Gas 0.6%

Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Gtd. Notes	7.875	12/15/24(d)	6,725	4,438
Antero Resources Corp., Gtd. Notes	5.000	03/01/25	1,455	1,446,068
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	9.250	08/01/24	975	959,621
MEG Energy Corp. (Canada), Gtd. Notes, 144A(a)	7.125	02/01/27	1,775	1,863,231

				4,273,358

Pharmaceuticals 0.1%

Bausch Health Cos., Inc., Gtd. Notes, 144A	6.250	02/15/29	784	835,524

Real Estate Investment Trusts (REITs) 0.5%

Diversified Healthcare Trust,
Gtd. Notes	9.750	06/15/25	1,200	1,350,991
Sr. Unsec’d. Notes	4.750	02/15/28	875	866,040
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, Sr. Sec’d. Notes, 144A	5.875	10/01/28	700	737,863

				2,954,894

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    37

Schedule of Investments  (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail 0.1%
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes	8.625%	06/15/20(d)	63	$36,297
Sr. Unsec’d. Notes	8.625	06/15/20(d)	925	474,167

				510,464

Telecommunications 1.3%
Altice France SA (France), Sr. Sec’d. Notes, 144A	7.375	05/01/26	1,400	1,460,766
Digicel Holdings Bermuda Ltd./Digicel International Finance Ltd. (Jamaica),
Gtd. Notes, 144A	8.000	12/31/26	242	230,966
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%	13.000	12/31/25	661	671,905
Sr. Sec’d. Notes, 144A	8.750	05/25/24	1,005	1,053,207
Digicel Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A	6.000	04/15/21	125	111,228
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	5.500	08/01/23(d)	2,975	1,904,102
Intrado Corp., Gtd. Notes, 144A	8.500	10/15/25	1,325	1,320,762
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, Series P	7.600	09/15/39	650	777,630
Sr. Unsec’d. Notes, Series U	7.650	03/15/42	950	1,136,360
Sprint Corp., Gtd. Notes	7.125	06/15/24	250	288,198

				8,955,124

TOTAL CORPORATE BONDS (cost $91,479,740)				87,490,789

RESIDENTIAL MORTGAGE-BACKED SECURITY 0.3%
PMT Credit Risk Transfer Trust , Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%) (cost $1,894,267)	3.933(c)	12/25/22	1,894	1,894,777

See Notes to Financial Statements.

38

Description	Shares	Value

COMMON STOCKS 0.8%

Commercial Services & Supplies 0.0%

Tweddle Group, Inc.(original cost $2,705; purchased 09/17/18)*^(f)	2,705	$27

Machinery 0.0%

TNT Crane & Rigging, Inc.(original cost $27,375; purchased 10/16/20)*(f)	1,825	26,463

Oil, Gas & Consumable Fuels 0.5%

Chesapeake Energy Corp.*	52,250	2,308,405
Chesapeake Energy Corp. Backstop Commitment*	848	35,767
Extraction Oil & Gas, Inc.*	40,587	1,365,753

		3,709,925

Real Estate Management & Development 0.1%

ASP MCS Acquisition Corp.(original cost $265,715; purchased 09/22/20)*^(f)	2,797	391,580

Specialty Retail 0.2%

Neiman Marcus Group Ltd. LLC*	18,276	1,142,250
Tailored Brands, Inc.*	23,220	26,122

		1,168,372

TOTAL COMMON STOCKS (cost $1,315,868)		5,296,367

	Units

WARRANTS* 0.0%

Healthcare 0.0%

Alliance Healthcare Services, Inc., expiring 11/15/21^	303	—

Hotels, Restaurants & Leisure 0.0%

CEC Entertainment, Inc., expiring 02/15/22	6,181	5,563

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    39

Schedule of Investments  (continued)

as of February 28, 2021

Description	Units	Value

WARRANTS (Continued)

Machinery 0.0%

TNT Crane & Rigging, Inc., expiring 10/16/25(original cost $0; purchased 10/16/20)(f)	3,232	$—

TOTAL WARRANTS (cost $0)		5,563

TOTAL LONG-TERM INVESTMENTS (cost $641,530,837)		640,402,928

	Shares

SHORT-TERM INVESTMENTS 23.2%

AFFILIATED MUTUAL FUNDS

PGIM Core Ultra Short Bond Fund(wa)	149,509,903	149,509,903
PGIM Institutional Money Market Fund (cost $5,267,624; includes $5,267,101 of cash collateral for securities on loan)(b)(wa)	5,272,227	5,269,591

TOTAL SHORT-TERM INVESTMENTS (cost $154,777,527)		154,779,494

TOTAL INVESTMENTS 119.2% (cost $796,308,364)		795,182,422
Liabilities in excess of other assets(z) (19.2)%		(127,980,294)

NET ASSETS 100.0%		$667,202,128

Below is a list of the abbreviation(s) used in the annual report:

EUR—Euro

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

CLO—Collateralized Loan Obligation

CPI—Consumer Price Index

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

OTC—Over-the-counter

PIK—Payment-in-Kind

REITs—Real Estate Investment Trust

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $69,310,739 and 10.4% of net assets.

See Notes to Financial Statements.

40

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $5,155,604; cash collateral of $5,267,101 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at February 28, 2021.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $295,795. The aggregate value of $418,070 is 0.1% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(oo)	Perpetual security. Maturity date represents next call date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at February 28, 2021:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation

Refficiency Holdings LLC, Initial Delayed Draw Term Loan, 3 Month LIBOR + 4.000%, 4.750%(c), Maturity Date 12/16/27 (cost $125,000)	125	$125,104	$104	$ —
U.S. Concrete, Inc., Initial Delayed Draw Term Loan, 1 Month LIBOR + 2.750%, 1.375%(c), Maturity Date 05/01/25 (cost $1,481,317)^	1,496	1,481,278	—	(39)

		$1,606,382	$104	$(39)

Futures contracts outstanding at February 28, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions:
80	2 Year U.S. Treasury Notes	Jun. 2021	$17,661,250	$13,071
284	5 Year U.S. Treasury Notes	Jun. 2021	35,207,125	248,809
69	10 Year U.S. Treasury Notes	Jun. 2021	9,157,594	109,056
12	20 Year U.S. Treasury Bonds	Jun. 2021	1,910,625	16,451
13	30 Year U.S. Ultra Treasury Bonds	Jun. 2021	2,457,813	26,277

				$413,664

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    41

Schedule of Investments  (continued)

as of February 28, 2021

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$484,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Asset-Backed Securities Collateralized Loan Obligations	$—	$10,218,386	$—
Bank Loans	—	466,577,875	68,919,171
Corporate Bonds	—	87,490,789	—
Residential Mortgage-Backed Security	—	1,894,777	—
Common Stocks	3,674,158	1,230,602	391,607
Warrants	—	5,563	—
Affiliated Mutual Funds	154,779,494	—	—

Total	$158,453,652	$567,417,992	$69,310,778

Other Financial Instruments*
Assets
Unfunded Loan Commitment	$—	$104	$—
Futures Contracts	413,664	—	—

Total	$413,664	$104	$—

Liabilities
Unfunded Loan Commitment	$—	$—	$(39)

See Notes to Financial Statements.

42

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Common Stocks	Preferred Stocks
Balance as of 02/29/20	$108,745,456	$57,494	$246,282
Realized gain (loss)	(8,382,421)	(530,410)	(50,520)
Change in unrealized appreciation (depreciation)	3,153,494	636,467	(47,362)
Purchases/Exchanges/Issuances	57,663,737	265,715	—
Sales/Paydowns	(55,399,032)	(37,659)	(148,400)
Accrued discount/premium	84,228	—	—
Transfers into Level 3	7,250,037	—	—
Transfers out of Level 3	(44,196,328)	—	—

Balance as of 02/28/21	$68,919,171	$391,607	$—

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$123,947	$125,865	$—

	Warrants	OTC Credit Default Swap Agreements	Unfunded Loan Commitments
Balance as of 02/29/20	$8	$4,262	$—
Realized gain (loss)	(6,423)	3,080	—
Change in unrealized appreciation (depreciation)	6,423	—	(39)
Purchases/Exchanges/Issuances	—	—	—
Sales/Paydowns	(8)	(7,342)	—
Accrued discount/premium	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 02/28/21	$—	$—	$(39)

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$—	$(39)

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of February 28, 2021	Valuation Methodology	Unobservable Inputs	Range (Weighted Average)
Bank Loans	$68,919,171	Market Approach	Single Broker Indicative Quote	$42.00 - $115.50 ($98.29)

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    43

Schedule of Investments  (continued)

as of February 28, 2021

Level 3 Securities	Fair Value as of February 28, 2021	Valuation Methodology	Unobservable Inputs	Range (Weighted Average)

Common Stocks	$ 27	Market Approach	Estimated EBITDA	$0.01
Common Stocks	391,580	Market Approach	Single Broker Indicative Quote	$140.00
Unfunded Loan Commitments	(39)	Market Approach	Single Broker Indicative Quote	$99.00
Warrants	—	Market Approach	Estimated Future Value	$0.00
	$69,310,739

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels are as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic

			Single Broker Indicative Quote to
Bank Loans	$44,196,328	L3 to L2	Multiple Broker Quotes
			Multiple Broker Quotes to Single Broker
Bank Loans	$ 7,250,037	L2 to L3	Indicative Quote

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2021 were as follows (unaudited):

Affiliated Mutual Funds (0.8% represents investments purchased with collateral from securities on loan)	23.2%
Software	9.9
Banks	6.7
Retail	5.8
Healthcare-Services	5.3
Telecommunications	4.9
Commercial Services	4.5
Pharmaceuticals	4.1
Computers	4.1
Packaging & Containers	4.1
Diversified Financial Services	3.3
Auto Manufacturers	3.1
Auto Parts & Equipment	2.5
Chemicals	2.5
Media	2.4
Entertainment	2.4
Real Estate Investment Trusts (REITs)	1.8
Metal Fabricate/Hardware	1.7
Real Estate	1.7
Oil & Gas	1.7

Building Materials	1.7%
Insurance	1.6
Electric	1.5
Lodging	1.5
Collateralized Loan Obligations	1.5
Foods	1.5
Machinery-Diversified	1.2
Aerospace & Defense	1.1
Transportation	1.1
Internet	0.8
Airlines	0.8
Engineering & Construction	0.7
Miscellaneous Manufacturing	0.7
Leisure Time	0.6
Pipelines	0.6
Oil, Gas & Consumable Fuels	0.5
Textiles	0.5
Advertising	0.5
Environmental Control	0.5
Healthcare-Products	0.4
Machinery-Construction & Mining	0.4
Beverages	0.3

See Notes to Financial Statements.

44

Industry Classification (continued):

Distribution/Wholesale	0.3%
Private Equity	0.3
Residential Mortgage-Backed Security	0.3
Electronics	0.3
Semiconductors	0.3
Forest Products & Paper	0.3
Household Products/Wares	0.2
Home Builders	0.2
Specialty Retail	0.2
Home Furnishings	0.2
Electrical Components & Equipment	0.2
Mining	0.2
Investment Companies	0.1
Iron/Steel	0.1
Apparel	0.1

Real Estate Management & Development	0.1%
Hand/Machine Tools	0.1
Machinery	0.0	*
Hotels, Restaurants & Leisure	0.0	*
Commercial Services & Supplies	0.0	*
Healthcare	0.0	*

	119.2
Liabilities in excess of other assets	(19.2)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of February 28, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$413,664	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    45

Schedule of Investments  (continued)

as of February 28, 2021

The effects of derivative instruments on the Statement of Operations for the year ended February 28, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps

Credit contracts	$—	$42,135
Interest rate contracts	589,149	(572,819)

Total	$589,149	$(530,684)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps

Credit contracts	$—	$(4,262)
Interest rate contracts	413,664	466,371

Total	$413,664	$462,109

For the year ended February 28, 2021, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)		Futures Contracts— Short Positions(1)
$5,954,200		$23,723,778

Interest Rate Swap Agreements(1)
	$34,580,000

Credit Default Swap Agreements— Sell Protection(1)
	$6,240,432

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended February 28, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

46

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$5,155,604	$(5,155,604)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    47

Statement of Assets and Liabilities

as of February 28, 2021

Assets

Investments at value, including securities on loan of $5,155,604:
Unaffiliated investments (cost $641,530,837)	$640,402,928
Affiliated investments (cost $154,777,527)	154,779,494
Cash	164,697
Foreign currency, at value (cost $8,012)	8,545
Receivable for Fund shares sold	51,724,543
Receivable for investments sold	19,895,030
Dividends and interest receivable	2,505,970
Deposit with broker for centrally cleared/exchange-traded derivatives	484,000
Unrealized appreciation on unfunded loan commitment	104
Prepaid expenses	54,458

Total Assets	870,019,769

Liabilities

Payable for investments purchased	151,364,144
Payable for Fund shares purchased	45,405,696
Payable to broker for collateral for securities on loan	5,267,101
Management fee payable	302,210
Accrued expenses and other liabilities	248,823
Dividends payable	144,850
Due to broker—variation margin futures	47,889
Distribution fee payable	29,462
Affiliated transfer agent fee payable	4,273
Directors’ fees payable	3,154
Unrealized depreciation on unfunded loan commitments	39

Total Liabilities	202,817,641

Net Assets	$667,202,128

Net assets were comprised of:
Common stock, at par	$690,508
Paid-in capital in excess of par	727,975,660
Total distributable earnings (loss)	(61,464,040)

Net assets, February 28, 2021	$667,202,128

See Notes to Financial Statements.

48

Class A

Net asset value and redemption price per share, ($60,643,721 ÷ 6,281,451 shares of common stock issued and outstanding)	$9.65
Maximum sales charge (2.25% of offering price)	0.22

Maximum offering price to public	$9.87

Class C

Net asset value, offering price and redemption price per share, ($24,972,691 ÷ 2,585,628 shares of common stock issued and outstanding)	$9.66

Class Z

Net asset value, offering price and redemption price per share, ($564,615,291 ÷ 58,427,727 shares of common stock issued and outstanding)	$9.66

Class R6

Net asset value, offering price and redemption price per share, ($16,970,425 ÷ 1,756,041 shares of common stock issued and outstanding)	$9.66

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    49

Statement of Operations

Year Ended February 28, 2021

Net Investment Income (Loss)

Income
Interest income	$21,832,936
Affiliated dividend income	40,254
Income from securities lending, net (including affiliated income of $20,290)	26,865

Total income	21,900,055

Expenses
Management fee	2,402,376
Distribution fee(a)	379,909
Transfer agent’s fees and expenses (including affiliated expense of $28,885)(a)	365,849
Custodian and accounting fees	172,394
Registration fees(a)	87,318
Audit fee	65,468
Shareholders’ reports	24,520
Legal fees and expenses	20,884
Directors’ fees	15,101
Miscellaneous	204,793

Total expenses	3,738,612
Less: Fee waiver and/or expense reimbursement(a)	(699,704)

Net expenses	3,038,908

Net investment income (loss)	18,861,147

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(8,788))	(41,741,214)
Futures transactions	589,149
Swap agreement transactions	(530,684)

(41,682,749)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,584)	30,866,395
Futures	413,664
Swap agreements	462,109
Foreign currencies	727
Unfunded loan commitments	65

31,742,960

Net gain (loss) on investment and foreign currency transactions	(9,939,789)

Net Increase (Decrease) In Net Assets Resulting From Operations	$8,921,358

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6

Distribution fee	121,964	257,945	—	—
Transfer agent’s fees and expenses	47,315	24,424	293,572	538
Registration fees	13,804	12,641	46,232	14,641
Fee waiver and/or expense reimbursement	(96,940)	(56,723)	(517,687)	(28,354)

See Notes to Financial Statements.

50

Statements of Changes in Net Assets

	Year Ended February 28/29,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$18,861,147	$41,826,654
Net realized gain (loss) on investment transactions	(41,682,749)	(10,878,313)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	31,742,960	(12,961,995)

Net increase (decrease) in net assets resulting from operations	8,921,358	17,986,346

Dividends and Distributions
Distributions from distributable earnings
Class A	(2,472,987)	(4,516,648)
Class C	(1,123,087)	(2,163,324)
Class Z	(14,749,058)	(34,450,357)
Class R6	(590,417)	(1,531,460)

	(18,935,549)	(42,661,789)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	437,972,131	271,104,830
Net asset value of shares issued in reinvestment of dividends and distributions	17,544,716	39,834,672
Cost of shares purchased	(311,975,295)	(755,201,092)

Net increase (decrease) in net assets from Fund share transactions	143,541,552	(444,261,590)

Total increase (decrease)	133,527,361	(468,937,033)

Net Assets:

Beginning of year	533,674,767	1,002,611,800

End of year	$667,202,128	$533,674,767

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    51

Statement of Cash Flows

For Year Ended February 28, 2021

Cash Flows Provided by / (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$8,921,358

Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting From Operations to Net Cash Provided by / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments, net of amounts receivable	538,101,374
Purchases of long-term portfolio investments, net of amounts payable	(521,534,683)
Net proceeds (purchases) of short-term portfolio investments	(144,697,366)
Net premiums (paid) received for swap agreements	(64,313)
Amortization of premium and accretion of discount on portfolio investments	(1,839,631)
Net realized (gain) loss on investment transactions	41,741,214
Net realized (gain) loss on swap agreement transactions	530,684
Net change in unrealized (appreciation) depreciation on investments	(30,866,395)
Net change in unrealized (appreciation) depreciation on swap agreements	(462,109)
Net change in unrealized (appreciation) depreciation on foreign currencies	(727)
Net change in unrealized (appreciation) depreciation on unfunded loan commitments	(65)
(Increase) Decrease in Assets:
Dividends and interest receivable	(1,424)
Prepaid expenses and other assets	(51,176)
Increase (Decrease) in Liabilities:
Payable to broker for collateral for securities on loan	(4,793,710)
Management fee payable	(22,295)
Accrued expenses and other liabilities	(8,956)
Dividends payable	(106,048)
Due to broker - variation margin futures	47,889
Distribution fee payable	(10,288)
Affiliated transfer agent fee payable	(5,888)
Directors’ fees payable	3,154
Due to broker - variation margin swaps	(44,320)

Total adjustments	(124,085,079)

Net cash provided by (used for) operating activities	(115,163,721)

Effect of exchange rate changes on cash	727

Net cash provided by (used for) financing activities:
Decrease in borrowing	(1,705,000)
Proceeds from Fund shares sold, net of amounts receivable	388,939,015
Payment of Fund shares repurchased, net of amounts payable	(273,202,200)
Net asset value of shares issued in reinvestment of dividends	17,544,716
Cash paid on distributions from distributable earnings	(18,935,549)

Net cash provided by (used for) financing activities:	112,640,982

Net increase (decrease) in cash and restricted cash, including foreign currency	(2,522,012)
Cash and restricted cash at beginning of year, including foreign currency	3,179,254

Cash and restricted cash at end of year, including foreign currency	$657,242

Reconciliation of cash and restricted cash reported with the Statement of Assets and Liabilities to the Statement of Cash Flows:

See Notes to Financial Statements.

52

	February 28, 2021	February 29, 2020
Cash	$164,697	$2,808,436
Foreign currency, at value	8,545	7,818
Restricted Cash:
Deposit with broker for centrally cleared/exchange-traded derivatives	484,000	363,000

Total cash and restricted cash	$657,242	$3,179,254

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    53

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios, Inc. 14 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company currently consists of two funds: PGIM Government Income Fund and PGIM Floating Rate Income Fund. These financial statements relate only to the PGIM Floating Rate Income Fund (the “Fund’). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The primary objective of the Fund is to maximize current income. The secondary objective is to seek capital appreciation when consistent with the Fund’s primary objective.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

54

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

PGIM Floating Rate Income Fund    55

Notes to Financial Statements (continued)

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

56

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions. The cash amounts pledged for futures contracts are considered restricted cash and are included in “Due to broker-variation margin futures” in the Statement of Assets and Liabilities.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund

PGIM Floating Rate Income Fund    57

Notes to Financial Statements (continued)

since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invests at least 80% of its investable assets in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Most bank loans are senior in rank (“senior loans”) in the event of bankruptcy to most other securities of the issuer, such as common stock or publicly-issued bonds. Bank loans are often secured by specific collateral of the issuer so that holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund. In addition, loans trade in an over-the counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds within the allowable time periods.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of

58

Investments. The cash amounts pledged for swaps contracts are considered restricted cash and are included in “Deposit with broker for centrally cleared/exchange-traded derivatives” in the Statement of Assets and Liabilities.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a

PGIM Floating Rate Income Fund    59

Notes to Financial Statements (continued)

buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Company, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events

60

applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants: The Fund held warrants acquired either through a direct purchase or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is

PGIM Floating Rate Income Fund    61

Notes to Financial Statements (continued)

marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net

62

investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income and PGIM Limited (each a “subadviser” and collectively the “subadvisers”). The Manager pays for the services of the subadvisers.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.65% of the Fund’s average daily net assets up to $5 billion and 0.625% of the Fund’s average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.65% for the year ended February 28, 2021.

The Manager has contractually agreed, through June 30, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.95% of average daily net assets for Class A shares, 1.70% of average daily net assets for Class C shares, 0.70% of average daily net assets for Class Z shares and 0.65% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees, to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other

PGIM Floating Rate Income Fund    63

Notes to Financial Statements (continued)

share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

For the year ended February 28, 2021, PIMS received $30,976 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended February 28, 2021, PIMS received $1,694 and $1,414 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund

64

and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. For the year ended February 28, 2021, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended February 28, 2021, were $595,781,976 and $474,113,781, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended February 28, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$ 10,541	$315,067,025	$165,567,663	$ —	$ —	$149,509,903	149,509,903	$40,254

PGIM Institutional Money Market Fund (1)(b)(wa)
10,071,587	63,072,547	67,868,339	2,584	(8,788)	5,269,591	5,272,227	20,290(2)

$10,082,128	$378,139,572	$233,436,002	$2,584	$(8,788)	$154,779,494		$60,544

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

PGIM Floating Rate Income Fund    65

Notes to Financial Statements (continued)

For the year ended February 28, 2021, the tax character of dividends paid by the Fund was $18,935,549 of ordinary income. For the year ended February 29, 2020, the tax character of dividends paid by the Fund was $42,661,789 of ordinary income.

As of February 28, 2021, the accumulated undistributed earnings on a tax basis were $805,502 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of February 28, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$797,204,190	$10,475,861	$(12,083,900)	$(1,608,039)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for book and tax purposes and appreciation (depreciation) of swaps and foreign currencies.

For federal income tax purposes, the Fund had a capital loss carryforward as of February 28, 2021 of approximately $60,515,000 which can be carried forward for an unlimited period. No future capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended February 28, 2021 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase.

66

Effective January 22, 2021, Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The Company is authorized to issue 3.4 billion shares of common stock, $0.01 par value per share, 900 million of which are designated as shares of the Fund. The shares are further classified and designated as follows:

Class A	150,000,000
Class C	200,000,000
Class Z	250,000,000
Class T	50,000,000
Class R6	250,000,000

The Fund currently does not have any Class T shares outstanding.

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	8	80.9%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended February 28, 2021:
Shares sold	2,249,454	$21,254,153
Shares issued in reinvestment of dividends and distributions	266,490	2,367,077
Shares purchased	(3,097,648)	(27,623,331)

Net increase (decrease) in shares outstanding before conversion	(581,704)	(4,002,101)
Shares issued upon conversion from other share class(es)	391,374	3,583,719
Shares purchased upon conversion into other share class(es)	(74,009)	(676,322)

Net increase (decrease) in shares outstanding	(264,339)	$(1,094,704)

Year ended February 29, 2020:
Shares sold	1,594,108	$15,319,908
Shares issued in reinvestment of dividends and distributions	444,296	4,257,226
Shares purchased	(4,694,644)	(44,905,776)

Net increase (decrease) in shares outstanding before conversion	(2,656,240)	(25,328,642)
Shares issued upon conversion from other share class(es)	656,664	6,313,663
Shares purchased upon conversion into other share class(es)	(1,110,562)	(10,681,790)

Net increase (decrease) in shares outstanding	(3,110,138)	$(29,696,769)

PGIM Floating Rate Income Fund    67

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended February 28, 2021:
Shares sold	344,829	$3,242,552
Shares issued in reinvestment of dividends and distributions	125,242	1,110,982
Shares purchased	(1,008,805)	(8,870,239)

Net increase (decrease) in shares outstanding before conversion	(538,734)	(4,516,705)
Shares purchased upon conversion into other share class(es)	(358,167)	(3,308,405)

Net increase (decrease) in shares outstanding	(896,901)	$(7,825,110)

Year ended February 29, 2020:
Shares sold	407,917	$3,927,301
Shares issued in reinvestment of dividends and distributions	222,442	2,132,253
Shares purchased	(2,244,896)	(21,558,579)

Net increase (decrease) in shares outstanding before conversion	(1,614,537)	(15,499,025)
Shares purchased upon conversion into other share class(es)	(673,397)	(6,473,765)

Net increase (decrease) in shares outstanding	(2,287,934)	$(21,972,790)

Class Z
Year ended February 28, 2021:
Shares sold	42,723,114	$402,480,975
Shares issued in reinvestment of dividends and distributions	1,540,828	13,712,432
Shares purchased	(31,120,734)	(266,340,896)

Net increase (decrease) in shares outstanding before conversion	13,143,208	149,852,511
Shares issued upon conversion from other share class(es)	118,775	1,084,451
Shares purchased upon conversion into other share class(es)	(85,895)	(755,829)

Net increase (decrease) in shares outstanding	13,176,088	$150,181,133

Year ended February 29, 2020:
Shares sold	25,890,429	$249,067,924
Shares issued in reinvestment of dividends and distributions	3,347,018	32,130,665
Shares purchased	(69,195,525)	(665,422,014)

Net increase (decrease) in shares outstanding before conversion	(39,958,078)	(384,223,425)
Shares issued upon conversion from other share class(es)	1,302,150	12,528,055
Shares purchased upon conversion into other share class(es)	(193,960)	(1,872,505)

Net increase (decrease) in shares outstanding	(38,849,888)	$(373,567,875)

68

Class R6	Shares	Amount
Year ended February 28, 2021:
Shares sold	1,189,649	$10,994,451
Shares issued in reinvestment of dividends and distributions	40,150	354,225
Shares purchased	(1,057,221)	(9,140,829)

Net increase (decrease) in shares outstanding before conversion	172,578	2,207,847
Shares issued upon conversion from other share class(es)	8,047	72,386

Net increase (decrease) in shares outstanding	180,625	$2,280,233

Year ended February 29, 2020:
Shares sold	290,543	$2,789,697
Shares issued in reinvestment of dividends and distributions	136,983	1,314,528
Shares purchased	(2,422,779)	(23,314,723)

Net increase (decrease) in shares outstanding before conversion	(1,995,253)	(19,210,498)
Shares issued upon conversion from other share class(es)	19,372	186,342

Net increase (decrease) in shares outstanding	(1,975,881)	$(19,024,156)

8.	Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$1,200,000,000	$1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended February 28, 2021. The average daily balance for the 139 days that the Fund had loans outstanding during the period was approximately $11,020,403, borrowed at a weighted average interest rate of 1.82%. The maximum loan outstanding amount during the period was $40,294,000. At February 28,

PGIM Floating Rate Income Fund    69

Notes to Financial Statements (continued)

2021, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable

70

government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any

PGIM Floating Rate Income Fund    71

Notes to Financial Statements (continued)

phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Fund as well as loan facilities used by a Fund. As such, the potential impact of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or

72

disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule is scheduled to take effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

PGIM Floating Rate Income Fund    73

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.38	$9.72	$9.94	$9.95	$9.38
Income (loss) from investment operations:
Net investment income (loss)	0.45	0.53	0.47	0.45	0.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.27 (b)	(0.33)	(0.22)	0.01	0.56
Total from investment operations	0.72	0.20	0.25	0.46	0.97
Less Dividends and Distributions:
Dividends from net investment income	(0.45)	(0.54)	(0.47)	(0.46)	(0.40)
Distributions from net realized gains	-	-	-	(0.01)	-
Total dividends and distributions	(0.45)	(0.54)	(0.47)	(0.47)	(0.40)
Net asset value, end of year	$9.65	$9.38	$9.72	$9.94	$9.95
Total Return(c):	8.25%	2.14%	2.58%	4.70%	10.46%

Ratios/Supplemental Data:
Net assets, end of year (000)	$60,644	$61,392	$93,851	$79,462	$69,733
Average net assets (000)	$48,786	$79,796	$100,319	$75,379	$58,748
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement(f)	0.97%	0.97%	0.95%	0.95%	1.00%
Expenses before waivers and/or expense reimbursement(f)	1.17%	1.11%	1.09%	1.09%	1.14%
Net investment income (loss)	5.04%	5.53%	4.74%	4.53%	4.16%
Portfolio turnover rate(g)	125%	66%	67%	94%	67%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes interest expense on borrowings from the Syndicated Credit Agreement of 0.02% for the year ended February 28, 2021.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

74

Class C Shares
	Year Ended February 28/29,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.38	$9.72	$9.94	$9.95	$9.38
Income (loss) from investment operations:
Net investment income (loss)	0.39	0.46	0.39	0.38	0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.28 (b)	(0.33)	(0.21)	- (c)	0.57
Total from investment operations	0.67	0.13	0.18	0.38	0.90
Less Dividends and Distributions:
Dividends from net investment income	(0.39)	(0.47)	(0.40)	(0.38)	(0.33)
Distributions from net realized gains	-	-	-	(0.01)	-
Total dividends and distributions	(0.39)	(0.47)	(0.40)	(0.39)	(0.33)
Net asset value, end of year	$9.66	$9.38	$9.72	$9.94	$9.95
Total Return(d):	7.56%	1.38%	1.82%	3.92%	9.64%

Ratios/Supplemental Data:
Net assets, end of year (000)	$24,973	$32,673	$56,098	$52,919	$54,092
Average net assets (000)	$25,795	$44,099	$59,266	$54,061	$39,905
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement(g)	1.72%	1.72%	1.70%	1.70%	1.75%
Expenses before waivers and/or expense reimbursement(g)	1.94%	1.88%	1.83%	1.84%	1.89%
Net investment income (loss)	4.31%	4.78%	3.99%	3.79%	3.41%
Portfolio turnover rate(h)	125%	66%	67%	94%	67%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Includes interest expense on borrowings from the Syndicated Credit Agreement of 0.02% for the year ended February 28, 2021.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    75

Financial Highlights(continued)

Class Z Shares
	Year Ended February 28/29,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.39	$9.73	$9.94	$9.96	$9.39
Income (loss) from investment operations:
Net investment income (loss)	0.47	0.56	0.49	0.48	0.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.28 (b)	(0.33)	(0.21)	(0.01)	0.57
Total from investment operations	0.75	0.23	0.28	0.47	1.00
Less Dividends and Distributions:
Dividends from net investment income	(0.48)	(0.57)	(0.49)	(0.48)	(0.43)
Distributions from net realized gains	-	-	-	(0.01)	-
Total dividends and distributions	(0.48)	(0.57)	(0.49)	(0.49)	(0.43)
Net asset value, end of year	$9.66	$9.39	$9.73	$9.94	$9.96
Total Return(c):	8.51%	2.40%	2.94%	4.86%	10.76%

Ratios/Supplemental Data:
Net assets, end of year (000)	$564,615	$424,819	$818,117	$400,179	$367,286
Average net assets (000)	$283,976	$584,427	$772,275	$390,617	$224,436
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement(f)	0.72%	0.72%	0.70%	0.70%	0.75%
Expenses before waivers and/or expense reimbursement(f)	0.90%	0.87%	0.86%	0.84%	0.89%
Net investment income (loss)	5.18%	5.78%	5.04%	4.79%	4.42%
Portfolio turnover rate(g)	125%	66%	67%	94%	67%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes interest expense on borrowings from the Syndicated Credit Agreement of 0.02% for the year ended February 28, 2021.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

76

Class R6 Shares
	Year Ended February 28/29,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.39	$9.73	$9.94	$9.96	$9.39
Income (loss) from investment operations:
Net investment income (loss)	0.48	0.56	0.49	0.48	0.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.27 (b)	(0.33)	(0.20)	- (c)	0.55
Total from investment operations	0.75	0.23	0.29	0.48	1.00
Less Dividends and Distributions:
Dividends from net investment income	(0.48)	(0.57)	(0.50)	(0.49)	(0.43)
Distributions from net realized gains	-	-	-	(0.01)	-
Total dividends and distributions	(0.48)	(0.57)	(0.50)	(0.50)	(0.43)
Net asset value, end of year	$9.66	$9.39	$9.73	$9.94	$9.96
Total Return(d):	8.57%	2.45%	2.99%	4.91%	10.79%

Ratios/Supplemental Data:
Net assets, end of year (000)	$16,970	$14,790	$34,545	$26,457	$32,058
Average net assets (000)	$11,040	$25,645	$39,870	$16,803	$5,484
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement(g)	0.67%	0.67%	0.65%	0.65%	0.67%
Expenses before waivers and/or expense reimbursement(g)	0.93%	0.81%	0.76%	0.75%	0.82%
Net investment income (loss)	5.31%	5.84%	5.02%	4.83%	4.60%
Portfolio turnover rate(h)	125%	66%	67%	94%	67%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Includes interest expense on borrowings from the Syndicated Credit Agreement of 0.02% for the year ended February 28, 2021.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Floating Rate Income Fund    77

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios, Inc. 14 and Shareholders of PGIM Floating Rate Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Floating Rate Income Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 14, referred to hereafter as the “Fund”) as of February 28, 2021, and the related statements of operations, changes in net assets, and cash flows, including the related notes, and the financial highlights for the year ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, and the results of its operations, changes in its net assets, its cash flows, and the financial highlights for the year ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 29, 2020 and the financial highlights for each of the periods ended on or prior to February 29, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated April 17, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

April 20, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

78

Federal Income Tax Information (unaudited)

For the year ended February 28, 2021, the Fund reports the maximum amount allowable but not less than 94.92% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2021.

PGIM Floating Rate Income Fund	79

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 96

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 96

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Floating Rate Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly, Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 95

Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 96

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku, Inc. (since 2020) (communication services); Independent Director, Synnex Corporation (since 2019) (information technology); formerly, Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly, Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 95

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Floating Rate Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 95

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 95

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

PGIM Floating Rate Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary

Vice President (since December 2018 - present) of PGIM Investments LLC; formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly, Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.

Since April 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Floating Rate Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jon Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102
	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Floating Rate Income Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM FLOATING RATE INCOME FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	FRFAX	FRFCX	FRFZX	PFRIX
CUSIP	74439V602	74439V701	74439V800	74439V883

MF211E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended February 28, 2021, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended February 28, 2021, PwC billed the Registrant $100,000 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended February 29, 2020, the Registrant’s principal accountant was KPMG LLP (“KPMG”). For the fiscal year ended February 29, 2020, KPMG billed the Registrant $98,424 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended February 28, 2021, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended February 28, 2021, fees of $5,350 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended February 29, 2020, fees of $2,836 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon.

(c) Tax Fees

For the fiscal years ended February 28, 2021 and February 29, 2020: none.

(d) All Other Fees

For the fiscal years ended February 28, 2021 and February 29, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended February 28, 2021 and February 29, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2021 and February 29, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –           Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 14

By:	/s/ Andrew R. French Andrew R. French Secretary

Date:	April 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker President and Principal Executive Officer

Date:	April 20, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly Treasurer and Principal Financial and Accounting Officer

Date:	April 20, 2021